SEMI-ANNUAL
REPORT

Small Cap Fund             (LOGO)                  Mid Cap Fund
International Fund                         Small Cap Value Fund

ARTISAN FUNDS
DECEMBER 31, 1998

--------------------------------------------------------------------------------
Dear Fellow Shareholders,

Thank you for investing with Artisan Funds. We're pleased to send you this semi-annual report, covering the Funds' activities from July 1 - December 31, 1998.

It was a challenging six months. For much of the 3rd quarter, equities plummeted, spooked by a slew of worries, including Asia, Russia, Long Term Capital Management and corporate earnings. For much of the 4th quarter, equities surged, sparked by multiple interest rate cuts by the Federal Reserve.

Our seasoned, focused portfolio managers proved themselves resourceful, seizing opportunities created from market overreaction. In fact, Andy Stephens, our Mid Cap Fund manager, and Mark Yockey, who heads the International Fund, produced returns that helped achieve outstanding results for the year.

Speaking of achievements, kudos to Mark Yockey, named Morningstar International Fund Manager of the Year for 1998. In addition, Mark and his team led Artisan International Fund to a 5-star (*****) rating by Morningstar.<F1>
If you have questions about this report, or need additional information on our Funds, please call us at 1-800-344-1770. An Artisan Funds representative will be happy to help you.

Again, thank you for investing with Artisan Funds. We value your confidence in us.


Sincerely,

/s/ Andrew A. Ziegler

Andrew A. Ziegler
Chairman



<F1> Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars. A high rating reflects either above-average returns or below-average risk, or both.

     Past performance does not guarantee future results.
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ARTISAN
FUNDS

Table of Contents

LETTERS TO SHAREHOLDERS
   Small Cap Fund...............2
   International Fund...........8
   Mid Cap Fund................15
   Small Cap Value Fund........21

SCHEDULES OF INVESTMENTS
   Small Cap Fund..............27
   International Fund..........31
   Mid Cap Fund................36
   Small Cap Value Fund........40

STATEMENTS OF
ASSETS AND LIABILITIES.........44

STATEMENTS OF OPERATIONS.......45

STATEMENTS OF
CHANGES IN NET ASSETS..........46

FINANCIAL HIGHLIGHTS...........48

NOTES TO
FINANCIAL STATEMENTS...........50

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call (800) 344-1770 for a free prospectus. Read it carefully before you invest or send money.

ARTISAN
SMALL CAP FUND

Letter to Shareholders - February 22, 1999

THE FUND'S PERFORMANCE
For the six months ended December 31, 1998, Artisan Small Cap Fund declined 16.5%. The Fund's benchmark index, the Russell 2000 Index, lost 7.1%, and its peer group, the Lipper Small Cap Fund Index, declined 6.9%. By contrast, the S&P 500 Index gained 9.3%, reflecting investors' continued preference for the liquidity and perceived safety of larger companies.

                       COMPARATIVE QUARTERLY PERFORMANCE

-----------------------------
ARTISAN SMALL CAP FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:             -13.47%
Since Inception:       12.85%
-----------------------------

          Artisan Small     Russell 2000      Lipper Small
            Cap Fund         Index Cap         Fund Index
            --------         ---------         ----------
 3/28/95    $10,000           $10,000           $10,000
 6/30/95     11,520            10,962            10,896
 9/30/95     12,650            12,044            12,258
12/31/95     13,283            12,305            12,427
 3/31/96     14,059            12,933            13,128
 6/30/96     14,785            13,580            14,170
 9/30/96     14,160            13,626            14,349
12/31/96     14,858            14,335            14,212
 3/31/97     14,150            13,594            12,874
 6/30/97     16,459            15,797            15,063
 9/30/97     18,627            18,149            17,359
12/31/97     18,226            17,541            16,347
 3/31/98     19,566            19,305            18,099
 6/30/98     18,883            18,405            17,400
 9/30/98     13,976            14,697            13,677
12/31/98     15,771            17,094            16,207




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                                             1995                              1996
QUARTERLY                        ------------------------------------------------------------------------------
PERFORMANCE                      6/30/95   9/30/95  12/31/95   3/31/96   6/30/96   9/30/96  12/31/96
---------------------------------------------------------------------------------------------------------------
 ARTISAN
 SMALL CAP FUND                    15.2%      9.8%      5.0%      5.8%      5.2%     -4.2%      4.9%
---------------------------------------------------------------------------------------------------------------
 Russell 2000 Index                 9.6%      9.9%      2.2%      5.1%      5.0%      0.3%      5.2%
---------------------------------------------------------------------------------------------------------------
 Lipper Small Cap
 Fund Index                         9.0%     12.5%      1.4%      5.6%      7.9%      1.3%     -1.0%
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                  1997                                   1998
QUARTERLY                        ------------------------------------------------------------------------------
PERFORMANCE                      3/31/97   6/30/97   9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
---------------------------------------------------------------------------------------------------------------
 ARTISAN
 SMALL CAP FUND                    -4.8%     16.3%     13.2%     -2.2%      7.3%     -3.5%    -26.0%     12.8%
---------------------------------------------------------------------------------------------------------------
 Russell 2000 Index                -5.2%     16.2%     14.9%     -3.3%     10.1%     -4.7%    -20.1%     16.3%
---------------------------------------------------------------------------------------------------------------
 Lipper Small Cap
 Fund Index                       -9.4%%     17.0%     15.2%     -5.8%     10.7%     -3.9%    -21.4%     18.5%
---------------------------------------------------------------------------------------------------------------



The graph above compares the results of $10,000 invested in the Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 Index and the Lipper Small Cap Fund Index. The Russell 2000 is an unmanaged index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. The Russell 2000 Growth Index is an index of common stocks which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap mutual funds. The S&P 500, an unmanaged index of common stocks with dividends reinvested, is a market-weighted average of 500 large companies.

All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities of the two indexes.

OUR INVESTMENT APPROACH
Before detailing the Fund's performance this past year, it might be helpful to review the characteristics we look for in a stock.

  - ABOVE-AVERAGE GROWTH. We favor companies with sustainable earnings-growth rates of at least 15%.

  - ADEQUATE LIQUIDITY. It's essential for us to be able to buy or sell a stock without unduly affecting its price. We look for companies whose stocks trade at least 20,000 shares a day.

  - HIGH QUALITY MANAGEMENT. In small companies, management often holds the key to ultimate success or failure. We look for management teams with the vision, focus, drive and ability to take their companies to higher levels of success. Before we invest in a company, we typically meet with its management team in person to discuss the company's goals, strategies, competitive position and control systems.

  - STRONG BUSINESS MODEL. We always ask ourselves, "Is this a good business?" In other words, does this company have a defensible position in its market? Does it have franchise potential, i.e., a dominant brand, leading technology or other strength that would allow for a sustainable competitive advantage?

  - STRONG AND IMPROVING FUNDAMENTALS. We look at a company's historic revenue and earnings growth, its profitability, and the potential for those trends to continue or accelerate. We also consider financial strength, as measured by its balance sheet leverage and coverage ratios.

  - POSITIVE TAILWIND. To realize the value inherent in its stock, a company typically needs a catalyst. This might be an internal factor like a new or revived product line, a new management team, or a critical acquisition. Or the catalyst might be external - an emerging demographic trend, for example, or a cyclical turnaround in an industry.

  - REASONABLE VALUATION. Through our research process, we determine the "intrinsic value" of a business...the price we think a strategic buyer would pay to own the entire company. We purchase a stock when it sells at a substantial discount to its intrinsic value. This is why our strategy is often characterized as "growth at a reasonable price" or a "growth/value blend."

The question is, why would a stock have the positive characteristics that we like, yet be selling for much less than it's really worth? The answer is simply that there's usually a "catch." The stock may be underfollowed by Wall Street analysts, misunderstood because the business is complex, or unrecognized by investors because the investment thesis isn't yet obvious. Our research enables us to uncover compelling growth opportunities that may be subtle, obscure or in their early stages.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

SINCE SMALL-CAP INVESTING CAN BE VOLATILE, WE PURSUE A NUMBER OF STRATEGIES DESIGNED TO REDUCE RISK. One, of course, is our focus on reasonable valuations. In addition, we avoid industry concentration, generally limit each investment to no more than 3% of assets, and continuously monitor and reappraise each of our holdings.

Artisan Small Cap Fund is designed as a long-term core investment that seeks to outperform its benchmark, the Russell 2000 Index, over a full market cycle. The Fund stays fully invested in U.S. small-cap stocks. We believe it is most appropriate as part of a long-term diversified portfolio.

SIX MONTH REVIEW
The past six months were challenging. After falling through the floor in this period's first half, the equity markets reversed course to go through the roof in the second. But the largest, most liquid companies did best overall. They declined less and rebounded more than small-caps in general. (And, of course, Internet stocks continued their journey to a galaxy far away.)

Our underperformance was a function of three primary factors:

  - OUR BIAS TOWARD SMALLER MARKET CAPS. The market clearly favored larger, more liquid companies in 1998. This was true in declines as well as rallies. In the July-August market decline the smaller the market cap, the worse the stock fared. We have always focused on true small-cap stocks. At December 31, 1998, our weighted average market cap was $507 million, versus a weighted average market cap of about $880 million for the Russell 2000. Our bias toward smaller capitalization stocks clearly kept us from participating in the second half of 1998's rally.

  - OUR CAUTIOUS APPROACH TO TECHNOLOGY. From July to December, our weighting in technology averaged 12-15%, versus a weighting of about 18% for the Russell 2000. Further-more, our tech holdings tend to be lesser known, secondary players such as Littelfuse and PCD. We believe our underweight posture in technology also held us down in the rally.

  - OUR STRETCH TO FIND UNDERFOLLOWED STOCKS. We've always searched for growing companies whose stock prices don't yet reflect all the good things we see in the business. This approach enables us to participate both in the company's growth and an upward revaluation. In the recent market environment, however, this approach had a drawback: our search for attractive valuations ultimately resulted in a number of companies that failed to meet our earnings expectations.

Obviously, we don't want to suffer a repeat of this underperformance. So, as you'll see below, we've made some adjustments. But we surely won't change our core investment philosophy. You won't, for example, see us buying $5 billion companies or momentum-driven tech stocks that we can't rationally value. Our adjustments included...

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

  - SELLING SELECTED HOLDINGS. As the market dropped, we sold a number of holdings that we felt were too small, cyclical, illiquid or leveraged for the current market environment. Among these were: CTB International, a manufacturer of feeding and water systems for livestock; Southern Energy Homes, a maker of manufactured homes; and TriStar Aerospace, a distributor of aerospace parts. As a result, our median market cap rose over $100 million by year-end to $474 million.

  - AUGMENTING SELECTED HOLDINGS. Much of the selling in July and August seemed indiscriminate. It appeared that many of our companies were taking a beating simply because they were small and less liquid, with no regard for their business fundamentals. We decided to make the most of this unusual opportunity by adding to those positions in which we had the highest conviction, thus raising their prominence in the portfolio. Some of these were: AptarGroup, a maker of pumps, valves and closures for personal care products; HealthCare Financial Partners, which provides working capital to healthcare service providers; and ITI Technologies, a leading manufacturer of wireless home security systems.

  - LOOKING FOR PREDICTABILITY. In the fourth quarter, as the markets staged their powerful recovery, we sharpened our focus on one element of our strategy: looking for consistent, above-average earnings growth and the highest quality management. While we're certainly not about to abandon our valuation discipline, companies that can accomplish this deserve a higher valuation. The predictability of growth is a criterion toward which we hope to tilt the portfolio. It's a method of ensuring that we're buying first-tier companies. Given today's investment realities - which includes slowing corporate profit growth - this seems a sensible course for us to pursue.

Some recent purchases reflecting the above approaches are: Celestial Seasonings, a leading marketer of specialty teas and herbal supplements; Expeditors International, a freight forwarder; Papa John's International, a leading delivery-only pizza chain; PAREXEL International and Pharmaceutical Product Development, both of which do outsourced research for large pharmaceutical companies; Res-Care, a leading provider of residential and support services to people with disabilities and troubled youths; Tetra Tech, a consulting firm specializing in water treatment; and Wild Oats Markets, one of the country's largest chains of natural foods supermarkets.

Our portfolio had some excellent performers, as well as its share of disappointments. All of our top gainers were bought during the past six months. Jefferies Group is a brokerage firm with a niche in large block trading. Fingerhut Companies had been hurt because it services people with poor credit; it rebounded strongly in part because of its new business - providing fulfillment services for Internet marketers. Applied Micro Circuits is a rapidly growing technology company that became attractively priced during the correction. The Talbots and Wild Oats Markets are both growing retailers with predictable, above-average growth prospects.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

--------------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                   TOP 5 LOSERS<F1>
--------------------------------------------------------------------------------
Security                     %     Security                                %
--------------------------------------------------------------------------------
Jefferies Group, Inc.      76.2%   Franchise Mortgage                   -64.4%
                                      Acceptance Company
Fingerhut Companies, Inc.  70.2%   Tokheim Corporation                  -59.1%
Applied Micro
  Circuits Corporation     55.4%   Northland Cranberries, Inc.          -43.5%
The Talbots, Inc.          32.1%   The Dress Barn, Inc.                 -34.2%
Wild Oats Markets, Inc.    24.8%   HealthCare Financial Partners, Inc.  -24.9%
--------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1998, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

With the exception of Tokheim, which announced a very dilutive acquisition, our other biggest losers were punished not because of business problems, but simply for the crime of being small. Each has a market cap of under $400 million.

PORTFOLIO CHARACTERISTICS
On December 31, 1998, the Fund held 68 stocks diversified across virtually all major sectors of the economy. Our Top Ten Holdings represented 23% of net assets, and our median market capitalization was $474 million. Based on 1999 estimates, our holdings had a median projected annual growth rate of 27%, well above their median P/E of 18X. In other words, we owned these stocks at a significant discount to the growth rate of the underlying companies. Moreover, the median price of our stocks was just 71% of their intrinsic value.

----------------------------------------------------
                 TOP TEN HOLDINGS<F2>
----------------------------------------------------
Company Name                                   %
----------------------------------------------------
HealthCare Financial Partners, Inc.          2.6
----------------------------------------------------
Wild Oats Markets, Inc.                      2.5
----------------------------------------------------
Fingerhut Companies, Inc.                    2.4
----------------------------------------------------
Techne Corporation                           2.3
----------------------------------------------------
CEC Entertainment, Inc.                      2.3
----------------------------------------------------
Penn Treaty American Corporation             2.3
----------------------------------------------------
Healthcare Recoveries, Inc.                  2.2
----------------------------------------------------
AptarGroup, Inc.                             2.2
----------------------------------------------------
ITI Technologies, Inc.                       2.1
----------------------------------------------------
The Talbots, Inc.                            2.1
----------------------------------------------------
  TOTAL                                      23.0%
----------------------------------------------------

<F2> As a percentage of net assets as of December 31, 1998.


----------------------------------------------------
           SECTOR DIVERSIFICATION (%) <F2>
----------------------------------------------------
Sector                                   12/31/1998
----------------------------------------------------
Basic Materials                              6.6
----------------------------------------------------
Capital Goods                                2.0
----------------------------------------------------
Consumer Cyclical                            1.5
----------------------------------------------------
Consumer Non-Cyclical                        2.7
----------------------------------------------------
Energy                                       3.6
----------------------------------------------------
Financial                                    9.5
----------------------------------------------------
Healthcare                                  12.9
----------------------------------------------------
Real Estate Investment Trusts                2.9
----------------------------------------------------
Services
  Business Services                         10.3
  Consumer Services                         21.7
----------------------------------------------------
Technology                                  14.9
----------------------------------------------------
Transportation                               1.8
----------------------------------------------------
Utilities                                    1.6
----------------------------------------------------
Other assets less liabilities                8.0
----------------------------------------------------
TOTAL                                     100.0%
----------------------------------------------------


LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

We believe these valuations _ which reflect the actions we took in recent months
- help to make the Fund an attractive investment right now.

As you can see in the Sector Diversification table, the Fund's holdings, as of December 31, 1998, remained broadly diversified by economic sector. We attempt to have exposure to all market sectors, and our research typically enables us to do so. We believe this approach helps to reduce volatility, yet places emphasis on picking stocks, which is where we seek to add the most value. Our largest commitments are in services (both business and consumer), technology and healthcare.

OUTLOOK AND STRATEGY
The current environment makes us cautiously optimistic. Corporate earnings are continuing to slow, while equity valuations - especially for large-caps - remain very high by historical standards.

On the plus side, however, commodity prices remain low, inflation is subdued and interest rates have been falling. We expect these factors may enable the market to hold its own, at the least, and to possibly avoid a repeat of the third and fourth quarters' extreme volatility.

We believe the portfolio is very well positioned for this environment. And to help ensure both its resilience and vigor, we will continue to focus a portion of assets in two promising directions: companies with consistent, above-average, highly visible earnings gains; and reasonable opportunities to participate more fully in technology. To gain these elements of quality and return potential, it's likely we'll have to be more generous with our valuation discipline. But this complementary approach seems sensible for us today.

Will small-caps have a better year in 1999? They're certainly overdue. Relative to large-caps, their valuations are now very favorable; and as earnings growth slows at big companies, investors may awaken to the superior earnings growth potential of small-caps.

As always, we thank you for your confidence. We will do our best in the coming year to identify superior investments for you.

Sincerely,

/s/ Carlene Murphy Ziegler         /s/ Millie Adams Hurwitz

Carlene Murphy Ziegler             Millie Adams Hurwitz
Portfolio Manager                  Portfolio Manager


                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

Letter to Shareholders - February 22, 1999

THE FUND'S PERFORMANCE
Artisan International Fund gained 1.4% for the six months ended December 31, 1998. By comparison, the Fund's benchmark index, the Morgan Stanley EAFE Index
(EAFE) rose 3.5%; and its peer group, the Lipper International Fund Index, returned -2.7%. For the year ended December 31, 1998, the Fund outpaced its indexes, with a gain of 32.2% versus 20.0% and 12.7%, respectively. And since its inception on December 31, 1995, the Fund has gained 83.8%, versus gains of 29.5%<F1> and 38.6% for the EAFE and Lipper indexes, respectively. We are understandably pleased with our outperformance since the Fund was launched.

<F1> EAFE's performance is based upon a starting date of December 31, 1995.

                       Comparative Quarterly Performance

-----------------------------
ARTISAN INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:              32.18%
Since Inception:       22.37%
-----------------------------


            Artisan             EAFE      Lipper International
       International Fund      Index           Fund Index
            --------         ---------         ----------
12/28/95    $10,000           $10,000           $10,000
 3/31/96     10,910            10,289            10,467
 6/30/96     12,080            10,452            10,895
 9/30/96     12,220            10,439            10,903
12/31/96     13,437            10,605            11,472
 3/31/97     14,153            10,439            11,756
 6/30/97     14,607            11,793            13,072
 9/30/97     14,839            11,710            13,322
12/31/97     13,902            10,793            12,303
 3/31/98     16,714            12,381            14,129
 6/30/98     18,131            12,512            14,249
 9/30/98     14,717            10,734            12,000
12/31/98     18,376            12,952            13,861



------------------------------------------------------------------------------------------------------------------------------------
                              1996                                   1997                                    1998
QUARTERLY   ------------------------------------------------------------------------------------------------------------------------
PERFORMANCE 3/31/96   6/30/96    9/30/96  12/31/96   3/31/97   6/30/97   9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
------------------------------------------------------------------------------------------------------------------------------------
Artisan
  International
  Fund         9.1%     10.7%       1.2%     10.0%      5.3%      3.2%      1.6%     -6.3%     20.2%      8.5%    -18.8%     24.9%
------------------------------------------------------------------------------------------------------------------------------------
 EAFE Index    2.9%      1.6%      -0.1%      1.6%     -1.6%     13.0%     -0.7%     -7.8%     14.7%      1.1%    -14.2%     20.7%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper
 International
 Fund Index    4.4%      4.1%       0.1%      5.2%      2.5%     11.2%      1.9%     -7.6%     14.8%      0.8%    -15.8%     15.5%
------------------------------------------------------------------------------------------------------------------------------------


The graph above compares the results of $10,000 invested in Artisan International Fund on December 28, 1995 (the date the Fund began operations), with Morgan Stanley's Europe, Australasia and Far East (EAFE) Index and Lipper International Fund index. EAFE's perform ance is based upon a starting date of December 31, 1995. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds.

All returns include net reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities of the two indexes.

-------------------------------------------------------------------------------
                              ON TOP OF THE WORLD
                              --------------------

Artisan International Fund recently received several forms of prestigious industry recognition. We are delighted to share these reflections of excellence with you.

TOP RATING
5 Stars

Artisan International Fund has achieved the highest rating awarded by Morningstar for the overall and 3-year periods ended December 31, 1998, among 862 international equity funds based upon historical risk-adjusted performance.

TOP MANAGER
Mark Yockey, portfolio manager of Artisan International Fund, is Morningstar International Fund Manager of the Year for 1998.

According to Morningstar, this award "recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus and the commitment to shareholders necessary to deliver outstanding long-term performance."

TOP 1% PERFORMANCE
Based on total return for the 1-year and 3-year periods ended December 31, 1998, Artisan International Fund ranked #3 and #2, respectively, among the 527 and 316 international funds tracked by Lipper, Inc.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars. A high rating reflects either above-average returns or below-average risk, or both.

Past performance does not guarantee future results.
-------------------------------------------------------------------------------


OUR INVESTMENT APPROACH
As is our custom, we would like to review our investment approach before discussing details of the Fund's recent performance. Because there are a number of approaches to international investing, we believe investors should understand how a fund achieves its returns.

The Artisan International Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on a few selected themes, i.e., sectors and industries that have accelerating growth prospects and companies that can capitalize on that growth. The Fund's style can be characterized as "bottom-up," meaning that country exposures are typically a residual of stock selection.

                                                       LETTER TO SHAREHOLDERS
                                                   ARTISAN INTERNATIONAL FUND

OUR APPROACH HAS FOUR BASIC ELEMENTS
COUNTRY AND INDUSTRY FOCUS. We first search for sectors and industries that are providing a good environment for growth. This includes economies where development is accelerating, as well as those becoming more competitive or benefiting from economic stimulus. These countries and industries are where we focus our search for stocks. Although the Fund holds some stocks from emerging countries, these holdings are modest - a minor aspect of our overall strategy. We do not consider the index weighting of countries as part of our process. We will not, for example, maintain a large position in Japan simply because it represents a large portion of the EAFE Index. This approach differentiates the Fund from many of its peers.

BROAD THEMES. Management identifies a limited number of specific sector/industry themes as a focus for its stock selection.

STOCK SELECTION. Having identified themes that provide environments for growth, we look for companies best able to capitalize on this potential. Our portfolio management team travels widely, meeting with company management and conducting fundamental research. We look for well-managed companies in good financial condition, with strong market shares and a reputation for competence and integrity. While our emphasis is on growth, stocks must trade at reasonable valuations. We avoid stocks that are trading at unsustainable or unusually high valuations. Our final country weightings are a residual of our stock selection - the number of good investments we find in a particular area determines our exposure to that area.

RISK REDUCTION. International markets can be volatile, so the management of risk is a major consideration in any decision. Broad diversification - across many regions, countries, industries and companies - is a fundamental aspect of risk management. Although diversification cannot eliminate risk, it can cushion the impact of a decline in one or more parts of the portfolio. As further elements of risk reduction, we monitor the size of individual positions, trading liquidity, and exposure to individual countries and emerging markets.

As we've done before, we urge you to view this Fund as a long-term investment. Because foreign markets can be volatile, the Fund may experience wide performance swings on a short-term basis. While we manage the Fund to dampen this volatility, we cannot eliminate it. Accordingly, we suggest you use this Fund as part of a diversified portfolio, and only if you can accept the possibility of loss.

SIX MONTH REVIEW
The July to September period was turbulent for international equities. Asia's markets were still in the doldrums when Russia devalued the ruble in mid-August, precipitating major declines in many of our bank and telecom holdings. Confident that this too would pass, we persisted in our fundamental strategy. We felt vindicated in October, when foreign markets - much in line with U.S. markets - rebounded dramatically, then continued to make impressive gains throughout the rest of the year.

In this extreme environment, our sector allocation proved sound. Our telecom, financial services and pharmaceutical holdings - in sectors where we have our largest commitments - proved


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND
especially resilient. Relative to EAFE, we continued to be heavily overweight Europe and heavily underweight Asia/Pacific.

For reasons we've discussed before and will reiterate later, we regard Europe's long-term investment potential as superb. But European markets - despite their advances - failed to match the exceptional gains in many Asian markets. Nonetheless, we do not regret the decision to minimize our exposure to Asia. A mid-Fall trip throughout the region confirmed our reluctance. While the worst seemed to be over - with the exception of Japan - and some of the export countries were on the mend, the extent of economic damage had been so severe, that we were simply unable to find companies that met our investment criteria.

Our December 31, 1998, holdings comprised 95 stocks in 22 countries. While we place great importance on our country exposure and weighting, we do not make large, concentrated bets. For us, the more sensible strategy is the combination of broad diversification by country and sector, and a focus on astute stock picking. We believe this strategy may enhance return potential while protecting the Fund from volatility in a given market.

--------------------------------------------------------------------------------
                    REGION/COUNTRY ALLOCATION - 12/31/98<F2>
--------------------------------------------------------------------------------
 REGION/COUNTRY           WEIGHTING     REGION/COUNTRY            WEIGHTING
--------------------------------------------------------------------------------
 United Kingdom               19.6%     Australia                      3.3%
 Italy                        11.3%     Japan                          0.1%
 France                        9.6%     Singapore                      0.1%
 Switzerland                   9.4%     Thailand                   0.0%<F1>
 Germany                       9.2%                               ---------
 Netherlands                   5.6%       ASIA/PACIFIC TOTAL           3.5%
 Finland                       4.6%
 Sweden                        3.1%       Brazil                       2.4%
 Spain                         2.9%       Mexico                       1.5%
 Poland                        0.8%                               ---------
 Austria                       0.8%     LATIN AMERICA TOTAL            3.9%
 Norway                        0.6%
 Czech Republic                0.4%     Canada                         6.8%
 Denmark                       0.2%     Bermuda                        4.1%
                          ---------                               ---------
   EUROPE TOTAL               78.1%     NORTH AMERICA TOTAL           10.9%

                                        OTHER ASSETS LESS LIABILITIES  3.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

<F1> Less than 0.1% of total net assets
<F2> As a percentage of net assets as of December 31, 1998.

As to stock selection, our winners greatly outnumbered our losers, and nearly one-third posted gains exceeding 15% during the period. Following is our table of largest winners and losers, as well as a recent investment and the thought process behind it.

One of our most exciting new holdings is UBS AG (UBS), created by the 1998 merger of Union Bank of Switzerland and Swissbank Corporation. This merger created one of the world's largest money management firms, with over $1.1 trillion in assets; a world leader in private banking and


                                                        LETTER TO SHAREHOLDERS
                                                    ARTISAN INTERNATIONAL FUND
investment banking; and, with a recent market cap of almost $70 billion, one of Europe's largest banks.

--------------------------------------------------------------------------------
          TOP 5 GAINERS<F1>                       TOP 5 LOSERS<F1>
--------------------------------------------------------------------------------
 SECURITY                         %     SECURITY                          %
--------------------------------------------------------------------------------
 Olivetti SPA                107.4%     Cia Riograndense
 Nokia Corporation (ADR)      66.0%       Telecom - Preferred        -56.0%
 Energis PLC                  47.9%     Brunel International NV      -53.3%
 Colt Telecom Group PLC       40.8%     Content Beheer NV            -46.3%
 MetroNet Communications      21.5%     KLM Royal Dutch Airlines NV  -24.2%
   Corporation - Class B                Deutsche Bank AG             -23.0%
--------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1998, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

We expect that merger-related efficiencies will immediately enhance earnings, of which 65% flow from the stable bases of asset management and private banking. Also, last Fall's losses from exposure to derivatives and Long Term Capital Management prompted management - which we view as excellent - to reduce the bank's risk-related assets.

This better use of the balance sheet, combined with high and rising anticipated returns, point to sharply increasing levels of excess capital, resulting in better opportunities for capital generation and deployment. While management has indicated a possible share buyback in '99, we also expect them to harness UBS's financial strength to expand its global presence through acquisitions. As of December 31, 1998, UBS was the Fund's third largest holding.

PORTFOLIO CHARACTERISTICS
As of December 31, 1998, total net assets in the Fund were $615.6 million. The median market cap of the Fund's holdings was $2.5 billion, and its weighted average market cap was $20.6 billion. Our weighted average growth rate, 17%, slipped below our weighted average P/E ratio of 18X. The reasons: we added several large-cap stocks with lower growth estimates than the smaller-cap names they replaced; and the upward movement of many of our holdings lifted P/E ratios. We continue our practice of purchasing stocks that we believe are most attractive, regardless of market cap. On December 31, 1998, we were 96.4% invested in equities, which we consider to be fully invested. We continue to follow our practice of not hedging the Fund's currency exposure.

Our sector holdings remain broadly diversified. Telecommunications, however, remains an area of emphasis. Deregulation, privatization, technological advances and the growing acceptance of the Internet - in Europe and elsewhere - continue to create exceptional investment opportunities in this sector. And we still favor Europe's banking and insurance sectors, which we see as in the early stages of consolidation. We also hold a number of Europe's leading pharmaceutical firms, and companies that are meeting Europe's growing need for temporary employees. Yet no single stock represents more than 4.8% of assets; and we intend to continue diversifying broadly by country, sector and company.


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

--------------------------------------------------------------------------------
                              TOP TEN HOLDINGS<F2>
--------------------------------------------------------------------------------
 COMPANY NAME                           COUNTRY                           %
--------------------------------------------------------------------------------
 MetroNet Communications Corporation    Canada                          4.8
    - Class B
--------------------------------------------------------------------------------
 Colt Telecom Group PLC                 United Kingdom                  3.7
--------------------------------------------------------------------------------
 UBS AG                                 Switzerland                     2.9
--------------------------------------------------------------------------------
 Nokia Corporation ADR                  Finland                         2.9
--------------------------------------------------------------------------------
 Global Telesystems Group, Inc.         Bermuda                         2.9
--------------------------------------------------------------------------------
 Olivetti SPA                           Italy                           2.8
--------------------------------------------------------------------------------
 Novartis AG                            Switzerland                     2.7
--------------------------------------------------------------------------------
 Roche Holding AG                       Switzerland                     2.6
--------------------------------------------------------------------------------
 Credit Commercial de France            France                          2.5
--------------------------------------------------------------------------------
 TeleWest Communications PLC            United Kingdom                  2.2
--------------------------------------------------------------------------------
 TOTAL                                                                30.0%
--------------------------------------------------------------------------------


-----------------------------------------------------
           SECTOR DIVERSIFICATION (%)<F2>
-----------------------------------------------------
SECTOR                                   12/31/1998
-----------------------------------------------------
Basic Materials                              0.4
-----------------------------------------------------
Consumer Cyclical                           13.2
-----------------------------------------------------
Consumer Non-Cyclical                       14.4
-----------------------------------------------------
Energy                                       0.1
-----------------------------------------------------
Financial
  Banks                                     20.9
  Diversified Financial Services             1.2
  Insurance                                  3.2
-----------------------------------------------------
Industrial                                   7.8
-----------------------------------------------------
Technology
  Aerospace/Defense                          1.4
  Computers                                  2.0
  Semiconductors                             0.3
  Software                                   1.8
  Telecommunications Services               17.2
  Telecommunications Equipment               6.3
-----------------------------------------------------
Utilities                                    6.2
-----------------------------------------------------
Other assets less liabilities                3.6
-----------------------------------------------------
TOTAL                                     100.0%
-----------------------------------------------------
<F2> As a percentage of net assets as of December 31, 1998.

OUTLOOK AND STRATEGY
Looking ahead to the next six months, we expect to maintain our recent elements of strategy. We intend, for example, to continue our significant commitment to Europe. As we wrote in last year's annual report, "...we believe that Europe's long-term investment potential is truly exceptional; a confluence of major trends - including deregulation and privatization, consolidation and restructuring, a nascent concern for shareholder value, an emerging equity culture, and the


                                                        LETTER TO SHAREHOLDERS
                                                    ARTISAN INTERNATIONAL FUND
advent of a common currency - is creating unprecedented investment opportunities." And now that the common currency, the Euro, has arrived, we expect it will accelerate and magnify these trends.

We look at Asia differently. Despite glimmers of life in certain economies, the investment environment remains largely unattractive to us. Throughout the region, we continue to see political uncertainty, economic instability and the potential for more market turmoil. Will China stand behind its currency? Will Japan deal effectively with its deepening recession and the huge structural problems that lie behind it? Given the region's enormous potential, we'll be watching closely.

The same goes for Latin America. As things stand, we're not likely to add to our modest holdings in Mexico and Brazil. Brazil's currency devaluation, market plunge and flight of foreign capital do not auger well for the near-term investment environment. In Mexico, too, the sluggish economy, political uncertainty and market drop combine to make us wary. Again, despite this region's potential, we need a higher comfort level to invest.

Canada and Bermuda - where we ended the year at over 10% of assets - certainly offer us that comfort level. Our holdings there are chiefly in telecommunications.

Wherever we invest, we intend to maintain our focus: to find high-quality companies that can profit from emerging trends in stable economies, and to purchase their stocks at attractive valuations.

Thank you for your support of Artisan International Fund. We will continue doing our very best to justify your confidence.

Sincerely,

/s/Mark L. Yockey

Mark L. Yockey
Portfolio Manager

Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

ARTISAN
MID CAP FUND

Letter to Shareholders - February 22, 1999

THE FUND'S PERFORMANCE
For the six months ended December 31, 1998 Artisan Mid Cap Fund returned 17.0%. By comparison, the Fund's benchmark index, the S&P 400 MidCap Index, rose 9.6%; and its peer group, represented by the Lipper Mid Cap Fund Index, gained 1.5%.

We're delighted to note that for the six quarters ended December 31, 1998, Artisan Mid Cap Fund ranked number #3 for total return among the 281 mid-cap funds tracked by Lipper, Inc. For the 1-year period ended December 31, 1998, the Fund ranked #22 for total return in Lipper's mid-cap universe of 327 funds.


                       COMPARATIVE QUARTERLY PERFORMANCE


-----------------------------
ARTISAN MID CAP FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:              33.37%
Since Inception:       42.44%
-----------------------------


             Artisan     Lipper International    S&P 400
          Mid Cap Fund       Fund Index       MidCap Index
            --------         ---------         ----------
 6/27/97    $10,000           $10,000           $10,000
 9/30/97     12,550            11,455            11,573
12/31/97     12,814            10,913            11,669
 3/31/98     14,714            12,294            12,954
 6/30/98     14,607            12,244            12,677
 9/30/98     13,068            10,047            10,843
12/31/98     17,090            12,432            13,899



-----------------------------------------------------------------------------
                              1997                         1998
QUARTERLY        -----------------------------------------------------------
PERFORMANCE        9/30/97  12/31/97   3/31/98   6/30/98   9/30/98  12/31/98
-----------------------------------------------------------------------------
Artisan
  Mid Cap Fund      25.5%      2.1%     14.8%     -0.7%    -10.5%     30.8%
-----------------------------------------------------------------------------
S&P 400
  MidCap Index      16.1%      0.8%     11.0%     -2.1%    -14.5%     28.2%
-----------------------------------------------------------------------------
Lipper Mid Cap
  Fund Index        14.1%     -4.7%     12.7%     -0.4%    -17.9%     23.7%
-----------------------------------------------------------------------------

This graph compares the results of $10,000 invested in the Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P 400 MidCap Index and the Lipper Mid Cap Fund index. The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset value weighted return of the 30 largest mid-cap mutual funds.

All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities of the two indexes.

Considering the market's extreme behavior in the last two quarters of 1998, we attribute the Fund's results to our particular focus and discipline. We invest in companies with "franchise characteristics," experiencing a trend that's larger than consensus, and priced at a substantial discount to our assessment of intrinsic value.

OUR INVESTMENT APPROACH
Because we assume the stock market is inherently efficient, we employ a strategy that we believe can reveal compelling opportunities. Our strategy consists of three elements...
  - We concentrate on COMPANIES WITH FRANCHISE CHARACTERISTICS. An established franchise can bring a company a major competitive advantage and protect it from some of the effects of competition. Over time, this feature can lead to more stable cash flows and, ultimately, to higher valuations. Examples of "franchise characteristics" are proprietary technology, a leading brand, a dominant market share, or the position of low-cost producer.

  - A franchise company SELLING AT A SIGNIFICANT DISCOUNT TO ITS INTRINSIC VALUE offers superior long-term investment potential. Thus, our assessment of "intrinsic value" - the price a knowledgeable or strategic buyer would pay to own a company's cash flows - is fundamental to our process. It guides our buying and selling decisions - we attempt to buy only at a large discount and sell when the price approaches intrinsic value - and helps to lower overall portfolio risk.

  - A company with franchise characteristics and an attractive valuation is often one EXPERIENCING A MAJOR TREND. The trend can be internal - a restructuring or new product cycle, for example; or external - a cyclical turnaround, for instance, or the widespread adoption of a new product or service. Such a trend - especially in its emerging stages - can serve as a catalyst to improved performance, higher earnings and, often, powerful, long-term market response. We hope to identify trends as early as possible, and ideally when they run counter to consensus opinion.

We believe the mid-cap universe provides the most fertile ground for identifying franchise companies trading at attractive prices. Large-cap franchise companies, which are heavily followed and sponsored, tend to be priced more efficiently. And small-cap companies typically do not yet possess meaningful franchise characteristics. By contrast, the mid-cap universe - less efficient than the large-cap and more mature than the small-cap - is populated by many established companies whose franchise characteristics are emerging or are poised to create powerful competitive advantages.

Artisan Mid Cap Fund is designed as a long-term core investment for a diversified portfolio. The Fund seeks to outperform its index, the S&P 400 MidCap Index, over a full market cycle. To this end, it stays fully invested in U.S. mid-cap stocks.


LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

SIX MONTH REVIEW
In the third quarter of 1998, the equity markets experienced a precipitous decline. In the fourth quarter, they rebounded just as dramatically. To tend our portfolio under such conditions, we needed to be both vigilant and opportunistic; thus, we weeded and trimmed back when necessary, planted and harvested when possible.

In July and August, as the markets declined, we sold a number of holdings that seemed too weak for current conditions. Millipore, Polaroid and Cognex each faced a continuing drag on business because of Asia. Loral Space & Communications, though a great franchise, made some questionable earnings projections for new services. Stage Stores was hurt by the weather and the economic consequences on its agrarian customer base in the South.

We used the proceeds to capitalize on an exceptional opportunity provided by the third quarter's indiscriminate carnage: to upgrade the portfolio with high quality companies, but whose stocks had previously sold at valuations we considered too high. Here are a few of the gems we added. As you can see, they represent a broad spectrum of the economy...

  -  AUTODESK is a leading player in CAD/CAM software systems.

  - C.H. ROBINSON is one of the country's largest third-party provider of logistics services. Logistics - the elements entailed in transporting products - is a function that many large companies are now outsourcing.

  - STERIS, which we'd owned before, is a major provider of sterilization equipment and supplies for hospitals and surgery centers.

  -  UNIVISION is a major player in Spanish language broadcasting.

October's sudden market rise enabled us to take healthy profits in a number of stocks. In fact, we sold two stocks just weeks after having bought them. These were: AptarGroup, a maker of pumps, valves and closures; and Financial Security Assurance Holdings, an insurer of municipal bonds. Minerals Technologies reached our price objective, as did Steel Dynamics, so we sold both.

November was similar. We sold Starbucks and Ciena, both October purchases, when each reached our assessment of private market value. We also sold partial positions in a number of stocks. Some were among our largest holdings - companies in which we had, and still have, the strongest conviction. Nonetheless, it again seemed prudent to take some profits as these stocks began to approach our price objectives.

In December, too, the market continued its ascent; our valuation discipline impelled us to take some profits and reduce portfolio risk. We eliminated our positions in Micron Technology, Stryker Corporation, SFX Entertainment and Rogers Communications. We also pruned our

                                                        LETTER TO SHAREHOLDERS
                                                          ARTISAN MID CAP FUND
positions in Autodesk, Wang Labs, Electronics for Imaging and Sykes Enterprises, as they approached our estimates of intrinsic value.

We were able to use the cash we raised to buy some stocks we considered undervalued: Sun International Hotels, Owens-Illinois and a return to fundamentally improving Millipore. We regard each as an excellent franchise whose stock price, when we bought it, reflected consensus misperception.

Some stocks did very well; others were disappointing.

--------------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                   TOP 5 LOSERS<F1>
--------------------------------------------------------------------------------
 SECURITY                         %     SECURITY                          %
--------------------------------------------------------------------------------
 Berg Electronics
   Corporation                68.2%     Stage Stores, Inc.           -53.8%
 Electronics for
   Imaging, Inc.              50.7%     Sirrom Capital Corporation   -43.0%
 Autodesk, Inc.               36.7%     Safety-Kleen Corporation     -37.9%
 American Power Conversion
   Corporation                26.1%     LNR Property Corporation     -35.1%
 Century Communications
   Corporation                26.1%     Mail-Well, Inc.              -23.7%
--------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1998, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

One recent purchase that we consider especially exciting is Western Wireless. Established as a rural cellular wireless system in the Pacific Northwest, this excellent franchise is leveraging the demand for nationwide cellular "roaming" capability across disparate systems. Western Wireless is helping to meet this demand through alliances with large, national carriers like AT&T and Sprint. Typically these carriers own systems in urban areas but prefer to lease rural systems from existing providers. So Western Wireless is earning considerable additional revenue by allowing these players to market for them.

Most rural providers have been bought out by private investors. Western Wireless is one of the few remaining independents, and it has only one competitor in its region. Western Wireless's management recently announced its intention to split the company's rural cellular assets from its PCS (personal communication services) assets. We believe this move will allow the company to highlight the true value of its rural operation.

Despite these attributes, Western Wireless was trading at approximately 55% of our assessment of intrinsic value when we started buying it.

PORTFOLIO CHARACTERISTICS
On December 31, 1998, we had 56 holdings spread across most major sectors of the economy. Our Top Ten Holdings represented 29.3% of net assets, and our median market cap was $2.2 billion - still trending to the low end of our capitalization range. Based on our 1999 estimates, the portfolio's projected weighted average P/E of 15X was in line with its weighted average growth rate of 14%. And our median price/intrinsic value was 80%.

LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

Attention to valuation is fundamental to our strategy. Because the market continued to favor large-cap stocks during this period, we continued to find the most compelling values at the smaller end of our cap range. We believe this strategy, and some patience, will reward us over time.


-------------------------------------------------------------
                    TOP TEN HOLDINGS<F2>
-------------------------------------------------------------
 COMPANY NAME                                              %
-------------------------------------------------------------
 SunGard Data Systems, Inc.                              3.4
-------------------------------------------------------------
 Universal Foods Corporation                             3.2
-------------------------------------------------------------
 Autodesk, Inc.                                          3.1
-------------------------------------------------------------
 Apartment Investment & Management Company               3.0
-------------------------------------------------------------
 Equity Office Properties Trust                          3.0
-------------------------------------------------------------
 Centennial Cellular Corporation                         2.8
-------------------------------------------------------------
 Sybron International Corporation                        2.8
-------------------------------------------------------------
 Western Wireless Corporation                            2.7
-------------------------------------------------------------
 Covance, Inc.                                           2.7
-------------------------------------------------------------
 American Power Conversion                               2.6
-------------------------------------------------------------
 TOTAL                                                 29.3%
-------------------------------------------------------------


-------------------------------------------------------------
                 MARKET CAP DIVERSIFICATION
-------------------------------------------------------------
     Market Cap            Fund<F2>           S&P 400
  (in $ billions)           (%)                 (%)
-------------------------------------------------------------
     0.0 to 0.5             2.3                 1.1
-------------------------------------------------------------
     0.5 to 1.0             8.4                 5.2
-------------------------------------------------------------
     1.0 to 2.0            32.5                20.0
-------------------------------------------------------------
     2.0 to 3.0            20.3                18.3
-------------------------------------------------------------
     3.0 to 4.0             4.8                14.1
-------------------------------------------------------------
     4.0 to 5.0            12.3                14.0
-------------------------------------------------------------
     5.0 to 6.0             5.0                 6.3
-------------------------------------------------------------
     6.0 to 7.0             4.8                 5.3
-------------------------------------------------------------
     7.0 to 8.0             2.2                 2.3
-------------------------------------------------------------
      Over 8.0              7.4                13.4
-------------------------------------------------------------
       TOTAL               100.0%              100.0%
-------------------------------------------------------------
<F2> As a percentage of net assets as of December 31, 1998.

--------------------------------------------------------
            SECTOR DIVERSIFICATION (%)<F2>
--------------------------------------------------------
SECTOR                                       12/31/1998
--------------------------------------------------------
Basic Materials                                 4.0
--------------------------------------------------------
Capital Goods                                   4.6
--------------------------------------------------------
Consumer Cyclical                               6.3
--------------------------------------------------------
Consumer Non-Cyclical                           8.9
--------------------------------------------------------
Energy                                          2.0
--------------------------------------------------------
Financial                                       8.1
--------------------------------------------------------
Healthcare                                      9.3
--------------------------------------------------------
Real Estate Investment Trusts                   6.7
--------------------------------------------------------
Services                                       10.4
--------------------------------------------------------
Technology                                     22.3
--------------------------------------------------------
Telecommunications                             10.9
--------------------------------------------------------
Transportation                                  1.6
--------------------------------------------------------
Other assets less liabilities                   4.9
--------------------------------------------------------
TOTAL                                            100.0%
--------------------------------------------------------

As of December 31, the Fund remained broadly diversified by economic sector. We regard it as strategically sound to participate in virtually every major segment of the economy. Doing so helps to reduce investment risk and to emphasize the area where we seek to add the most value...picking stocks.

                                                        LETTER TO SHAREHOLDERS
                                                          ARTISAN MID CAP FUND

Over the past six months, our sector allocations changed only modestly. As you can see, our largest commitments are in technology, telecommunications, services and healthcare. Each of these is a flourishing segment of the economy.

LOOKING FORWARD
In the coming months, we intend to learn more about the growing phenomenon of cyberspace. Its application has become pervasive. From wireless phones and e-mail to electronic commerce on the Internet, there is clearly a sea of change occurring.

Until now, we believed it too early to consider this trend, because companies had not yet developed into franchises as we define them. Though the time has come to look for them, we intend - given our valuation criteria - to be prudent. In fact, much of our work may well go into the research file, since many such companies defy traditional methods of valuation. But their stocks are characterized by very high volatility; so the effort we put in now may pay off down the road as compelling buying opportunities.

This longer-term view of research is typical of us. Wherever our research takes us, much of our effort is geared toward building a database of companies. We monitor each one until, hopefully, it comprises all three elements of our strategy: a franchise company...priced below our assessment of intrinsic value...experiencing a major trend that's bigger than consensus.

Thank you for your confidence in Artisan Mid Cap Fund. In the coming months, we will do our best to earn superior returns on your investment.

Sincerely,

/s/ Andrew C. Stephens

Andrew C. Stephens
Portfolio Manager

LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

ARTISAN
SMALL CAP VALUE FUND

Letter to Shareholders - February 22, 1999

THE FUND'S PERFORMANCE
For the six months ended December 31, 1998, Artisan Small Cap Value Fund returned -14.5%. By comparison, the Fund's benchmark index, the Russell 2000 Value Index, returned -10.4%, and its peer group, represented by the Lipper Small Cap Fund Index, returned -6.9%.

After a good first half for the Fund and for value stocks in general, the second half of 1998 was characterized by the markets favoring large-caps over small-caps, growth stocks over value, and Internet stocks over just about everything else.

                       COMPARATIVE QUARTERLY PERFORMANCE

-----------------------------
ARTISAN SMALL CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:              -5.76%
Since Inception:       -2.26%
-----------------------------


       Artisan Small Cap    Russell 2000     Lipper Small      Russell 2000
           Value Fund          Index         Cap Fund Index     Value Index
            --------         ---------         ----------        ----------
 6/27/97    $10,000           $10,000           $10,000           $10,000
12/31/97     10,310             9,722             9,461            10,220
 3/31/98     11,220            10,700            10,475            11,073
 6/30/98     11,370            10,201            10,071            10,673
 9/30/98      9,079             8,146             7,916             8,765
12/31/98      9,717             9,474             9,380             9,560


-------------------------------------------------------------------------------
                               1997                     1998
QUARTERLY      ---------------------------------------------------------------
PERFORMANCE                 12/31/97   3/31/98   6/30/98   9/30/98    12/31/98
-------------------------------------------------------------------------------
Artisan Small Cap Value Fund    3.2%      8.8%      1.3%    -20.2%        7.0%
Russell 2000 Value Index        1.7%      8.4%     -3.6%    -17.9%        9.1%
Russell 2000 Index             -3.3%     10.1%     -4.7%    -20.1%       16.3%
Lipper Small Cap Fund Index    -5.8%     10.7%     -3.9%    -21.4%       18.5%
-------------------------------------------------------------------------------


This graph compares the results of $10,000 invested in the Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Index, the Russell 2000 Value Index and the Lipper Small Cap Fund index. The Russell 2000 Index is an unmanaged index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. The Russell 2000 Value Index is an unmanaged index of small companies that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap mutual funds.

All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities of the two indexes.

OUR INVESTMENT APPROACH
Artisan Small Cap Value Fund invests in small companies that it considers undervalued, concentrating on companies in solid financial condition with favorable economics. The Fund's investment style can be characterized as "bottom-up," meaning its focus in stock selection is on individual companies, rather than on trends in the economy or securities markets. Overall, there are two concepts that frame our decision-making:

  - WE PURCHASE A STOCK AT WHAT WE CONSIDER A BARGAIN PRICE...a price that, because of market forces, differs significantly from what we determine is the true value of the business. We find deeply discounted companies in several categories, and many of our investments have elements of each.

       - Turnarounds, both industry and company-specific. Poor results lead to disappointment, uncertainty and fear, which can lead to incorrectly priced securities and opportunity for patient investors.

       - Undiscovered or unsponsored stocks. Even in today's market, we are able to find over-looked bargains where nothing is going wrong.

       - Companies with hidden assets. Undervalued real estate, fully depreciated assets and unrecognized business lines are examples.

       - Companies in the process of major change. Stock prices for such companies often inaccurately reflect their new and improved situation until it shows up in their results. Early investments on conservative assumptions can produce excellent results.

  - WE DO NOT BELIEVE THAT BARGAIN PURCHASES BY THEMSELVES CREATE A SUFFICIENT MARGIN OF SAFETY, so we look for two other attributes to provide an extra cushion:

       - Financial strength. We emphasize unleveraged companies - those with little or no debt - that are cash flow neutral or positive.

       - Favorable economics. By this we mean generating acceptable returns on capital and producing free cash over the business cycle. Companies and industries with these characteristics are less likely to experience eroding values over the long-term.

This discipline often leads us to companies with little, if any, analyst coverage. Thus, we conduct our own research on companies' fundamentals.

Finally, we are patient. It's important to us to have a sense of why shares are undervalued, and what it would take to cause a revaluation. But we don't believe the revaluation process must be in motion before we invest. We believe it's sufficient to buy financially strong businesses with good economics at a discount to underlying value. A portfolio of stocks like this may be set up for good things to happen.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

Despite our inherently cautious approach to investing in small-cap stocks, the Fund may experience significant short-term fluctuation. We thus urge you to consider this Fund only as a long-term holding, and to use it as part of a diversified portfolio.

SIX MONTH REVIEW
Last year's second half was a turbulent environment for equities. After falling like a rock in the third quarter, stocks rose like a rocket in the fourth. While this period of extreme overreaction wasn't without frustration, it presented us with a spectrum of investment opportunities. We did our best to make the most of them as they emerged.

Below are some of the stocks we purchased, and why. We trust these examples will help to illustrate the breadth of our approach, as well as the shades of meaning within our definition of "value."

BEATEN DOWN CYCLICALS. Commodity-related sectors - oil, steel and semiconductors, for example - took it on the chin last Fall. We purchased Electroglas, a semiconductor equipment manufacturer. Though this sector's near-term prospects are poor, its long-term fundamentals are favorable. And Electroglas appears to be a survivor. It has proven itself profitable over a full business cycle, and is very sound financially.

OPPORTUNISTIC UPGRADES. We were able to upgrade the portfolio with high quality companies that had always been too highly valued for us. But investors beat them down to valuations we found compelling, for reasons we considered temporary and overreactive. One example is Briggs and Stratton, a major manufacturer of air-cooled gasoline engines. Our initial purchase was at 12X earnings. A year before, when we launched the Fund, this stable, financially strong company was priced at 25X earnings.

REPURCHASES OF OLD FRIENDS...stocks we'd sold when they reached our price objectives. As the energy sector declined, so did Snyder Oil. But we knew it well and still liked it. With its vast reserves, strong finances and seasoned management, Snyder seems well positioned to prosper when oil and gas prices eventually rebound.

MICROCAPS. This market segment had it especially rough, as investors flocked to the greater perceived safety and liquidity of larger companies. One purchase was Moore Products Corporation, which makes process automation and control systems, chiefly for the chemical, paper and power industries. A small player in its niche, Moore is recognized for the quality of its products. The company has no long-term debt and strong cash flow.

REPOSITIONING CURRENT HOLDINGS. When some of our favorite holdings fell in price, we added to these positions so they represented a greater percentage of net assets. For example, we added to Mueller Industries (plumbing supplies), R.G. Barry (footwear), Pinkerton's (security), and EMCOR (electromechanical contracting and facilities maintenance.) Before the market dropped, we believed that each had been too aggressively valued to justify more prominence.

                                                        LETTER TO SHAREHOLDERS
                                                  ARTISAN SMALL CAP VALUE FUND

----------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                   TOP 5 LOSERS<F1>
----------------------------------------------------------------------------
 SECURITY                         %     SECURITY                          %
----------------------------------------------------------------------------
 DeCrane Aircraft
   Holdings, Inc.             32.4%     Patina Oil &Gas Corporation  -47.6%
 Hilb, Rogal & Hamilton
   Company                    28.7%     Esco Electronics Corporation -47.2%
 L.B. Foster Company          27.7%     Forest Oil Corporation       -31.8%
 Annuity and Life Re
   (Holdings) Ltd.            26.7%     Gleason Corporation          -27.6%
 Pinkerton's, Inc.             9.9%     R.G. Barry Corporation       -23.6%
----------------------------------------------------------------------------

<F1> For the six months ended December 31, 1998, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

-----------------------------------------------------------
                   TOP TEN HOLDINGS<F2>
-----------------------------------------------------------
COMPANY NAME                                             %
-----------------------------------------------------------
Superior National Insurance Group, Inc.                3.6
-----------------------------------------------------------
Hilb, Rogal & Hamilton Corporation                     3.0
-----------------------------------------------------------
Pinkerton's, Inc.                                      2.7
-----------------------------------------------------------
R.G. Barry Corporation                                 2.6
-----------------------------------------------------------
M&F Worldwide Corporation                              2.5
-----------------------------------------------------------
Giant Cement Holding, Inc.                             2.5
-----------------------------------------------------------
EMCOR Group, Inc.                                      2.4
-----------------------------------------------------------
Capital Southwest Corporation                          2.3
-----------------------------------------------------------
Annuity and Life Re (Holdings) Ltd.                    2.3
-----------------------------------------------------------
Gleason Corporation                                    2.3
-----------------------------------------------------------
TOTAL                                                26.2%
-----------------------------------------------------------
<F2> As a percentage of net assets as of December 31, 1998.

To help finance these purchases, we sold off a number of holdings that we considered less desirable. Among them: Angelica Corporation, Boston Acoustics, Pepsi-Cola Puerto Rico Bottling Company, Anacomp, Lawson Products, Dexter Corporation, Perini Corporation, Ansaldo Signal and INCO Ltd. As a result of these actions, the Fund appears to be well positioned for this market, and - as you'll see in "Portfolio Characteristics" - represents what we believe is a truly attractive value.

As a matter of policy, the Fund makes only a modest commitment to any individual holding and - as shown in the following table - invests its assets broadly across the nation's economy. These aspects of diversification are intended to help reduce the Fund's overall risk, while increasing the importance of stock-picking, where we seek to add the most value to the process.

The relative sector weightings below reflect our continued sense of caution toward the market. We are weighted toward basic materials, capital goods, services and the insurance industry within the financial sector. We have little or no exposure to healthcare, transportation and other sectors where we have found few compelling values.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

-------------------------------------------------------------
              SECTOR DIVERSIFICATION (%)<F2>
-------------------------------------------------------------
SECTOR                                           12/31/1998
-------------------------------------------------------------
Basic Materials                                     12.4
-------------------------------------------------------------
Capital Goods                                       13.5
-------------------------------------------------------------
Consumer Cyclical                                    6.1
-------------------------------------------------------------
Consumer Non-Cyclical                                2.5
-------------------------------------------------------------
Energy                                               6.0
-------------------------------------------------------------
Financial                                           21.8
-------------------------------------------------------------
Healthcare                                           1.0
-------------------------------------------------------------
Real Estate Investment Trusts                        2.9
-------------------------------------------------------------
Services                                            16.2
-------------------------------------------------------------
Technology                                           9.7
-------------------------------------------------------------
Transportation                                       1.4
-------------------------------------------------------------
Other assets less liabilities                        6.5
-------------------------------------------------------------
TOTAL                                             100.0%
-------------------------------------------------------------
<F2> As a percentage of net assets as of December 31, 1998.

PORTFOLIO CHARACTERISTICS
On December 31, 1998, the Fund's net assets were $54.0 million. The portfolio held 68 stocks spread across most economic sectors, and its Top Ten Holdings represented about 26% of assets. The median market cap was $230 million. And based on our 1999 estimates, our median projected P/E was 10X and our price-to-book value was 1.2X. Yet despite these compelling valuation characteristics, our stocks are largely under-researched and undiscovered...typically followed by only three analysts.

OUTLOOK AND STRATEGY
Looking ahead, we have to admit to mixed emotions. It's easy to be upbeat about market conditions like low inflation and interest rates. Falling energy and commodity costs should boost profitability, as should the modest spending plans
- for selling and general administrative expenses - proposed by increasing numbers of U.S. corporations.

On the flip side, we are concerned about a number of factors: corporate earnings, analyst and investor expectations, and equity valuations. In the long run, corporate earnings drive stock prices. And earnings are falling short. One reason is intense competition from emerging markets. And domestically, margins are eroding from rising costs that can not be passed through...costs for labor, healthcare and technology.

Yet analysts continue defying this reality with lofty earnings expectations, which in turn stimulate higher valuations and unrealistic investor expectations. It is possible this pattern will lead to a market correction, which could be aggravated by a slowdown in spending by consumers.

Yet whatever happens, we will look for bargains, adapting our search to prevailing market conditions, as we have done before. If there is a sharp downturn, perhaps caused by broad earnings

                                                        LETTER TO SHAREHOLDERS
                                                  ARTISAN SMALL CAP VALUE FUND
disappointments, we will attempt to upgrade with battered high quality companies that are typically too highly valued for us. Otherwise, we will continue to focus our efforts in two directions: commodity-related areas - energy, steel and agricultural equipment, for example - where there is already considerable pressure on earnings; and the area we typically emphasize... companies with undervalued assets or earnings streams, overlooked because of short-term problems or lack of analyst coverage.

Once again, thank you for your investment in Artisan Small Cap Value Fund. We will do our best to earn your continued confidence in the months ahead.

Sincerely,

/s/ Scott C. Satterwhite

Scott C. Satterwhite
Portfolio Manager

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

ARTISAN
SMALL CAP FUND

Schedule of Investments - December 31, 1998 (Unaudited)

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
COMMON STOCKS - 92.0%

BASIC MATERIALS - 6.6%
  CHEMICAL MANUFACTURING - 0.7%
     MacDermid, Inc. - specialty chemical manufacturer     37,900  $1,482,838

  CONTAINERS & PACKAGING - 2.2%
     AptarGroup, Inc. - pumps, valves and closures
       for consumer packaging                             155,400   4,360,913

  MISCELLANEOUS FABRICATED PRODUCTS - 3.7%
     General Cable Corporation - electrical wire
       and cable products                                 190,050   3,896,025
     <F1>Park-Ohio Holdings Corporation -
       industrial products distribution                   238,100   3,601,262
                                                                  -----------
                                                                    7,497,287

CAPITAL GOODS - 2.0%
  MISCELLANEOUS CAPITAL GOODS - 2.0%
     <F1> International Comfort Products
       Corporation - heating and air
       conditioning systems                               236,000   1,888,000
     <F1> Service Experts, Inc. - residential heating
       and air conditioning service provider               71,600   2,094,300
                                                                  -----------
                                                                    3,982,300

CONSUMER CYCLICAL - 1.5%
  APPAREL/ACCESSORIES - 1.5%
     OshKosh B'Gosh, Inc. - children's
       clothing manufacturer                              151,800   3,064,462

CONSUMER NON-CYCLICAL - 2.7%
  FOOD PROCESSING - 2.7%
     <F1> Celestial Seasonings, Inc. - specialty teas
       and herbal supplements                              52,700   1,465,719
     Worthington Foods, Inc. - meat alternative
       products                                           208,000   3,952,000
                                                                  -----------
                                                                    5,417,719
ENERGY - 3.6%
  OIL & GAS OPERATIONS - 2.1%
     <F1> Houston Exploration Company - oil and gas
       exploration and production                         111,100   2,208,113
     <F1> Newfield Exploration Company - oil and gas
       exploration and production                          97,700   2,039,487
                                                                  -----------
                                                                    4,247,600

  OIL WELL SERVICES & EQUIPMENT - 1.5%
     <F1> Core Laboratories N.V. - oil field
       analytical services                                 88,600   1,694,475
     <F1> Dril-Quip, Inc. - oil rig equipment
       supplier                                            68,400   1,214,100
                                                                  -----------
                                                                    2,908,575

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
FINANCIAL - 9.5%
  INSURANCE (LIFE) - 2.3%
     <F1> Penn Treaty American Corporation -
       long-term care insurance                           168,900  $4,549,744

  INSURANCE (MISCELLANEOUS) - 2.2%
     <F1> Healthcare Recoveries, Inc. - outsourced
       medical expense collection                         260,700   4,431,900

  INVESTMENT SERVICES - 1.2%
     Jefferies Group, Inc. - investment banking
       services                                            49,200   2,441,550

  MISCELLANEOUS FINANCIAL SERVICES - 2.6%
     <F1> HealthCare Financial Partners, Inc. -
       specialty finance for healthcare providers         133,400   5,319,325

  REGIONAL BANKS - 1.2%
     Community First Bankshares, Inc. - North Dakota
       based bank holding company                         112,400   2,367,425

HEALTHCARE - 12.9%
  BIOTECHNOLOGY & DRUGS - 4.8%
     <F1> PAREXEL International Corporation -
       outsourced drug research                           102,700   2,567,500
     <F1> Pharmaceutical Product Development, Inc. -
       outsourced drug research                            85,000   2,555,313
     <F1> Techne Corporation - specialty manufacturer
       of biological products                             217,700   4,598,912
                                                                  -----------
                                                                    9,721,725

  HEALTHCARE FACILITIES - 6.6%
     <F1> Alternative Living Services, Inc. -
       assisted living facilities                         110,500   3,784,625
     <F1> Prime Medical Services, Inc. - provider of
       lithotripsy services                               280,200   2,048,962
     <F1> Province Healthcare Company - rural
       hospital owner                                      16,000     574,000
     <F1> Res-Care, Inc. - facilities for mentally
       retarded and disabled persons                      162,000   3,999,375
     <F1> Sunrise Assisted Living, Inc. - assisted
       living facilities                                   54,500   2,827,188
                                                                  -----------
                                                                   13,234,150

  MEDICAL EQUIPMENT & SUPPLIES - 1.5%
  <F1> Wesley Jessen Visioncare, Inc. - contact lens
       manufacturer                                       104,700   2,905,425

REAL ESTATE INVESTMENT TRUSTS - 2.9%
     Fortress Investment Corporation, 144A - specialty
       real estate investments                            107,625   1,816,172
     HealthCare Financial Partners REIT, Inc., 144A -
       healthcare related real estate investments          45,700   4,113,000
                                                                  -----------
                                                                    5,929,172

SERVICES - 32.0%
  BUSINESS SERVICES - 3.4%
     <F1> Boron, LePore & Associates, Inc. - marketing
       services to the drug industry                        4,900     169,050
     <F1> ChoicePoint, Inc. - risk management services
       to the insurance industry                           30,700   1,980,150
     <F1> Hagler Bailly, Inc. - utility industry
       consulting services                                131,300   2,626,000
     <F1> NCO Group, Inc. - accounts receivable
       collection services                                 35,000   1,575,000
     <F1> The Profit Recovery Group International,
       Inc. - audit recovery services                      14,000     524,125
                                                                  -----------
                                                                    6,874,325

  HOTELS & MOTELS - 1.6%
  <F1> Vistana, Inc. - timeshare resort operator          224,400   3,141,600


SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
SERVICES (CONTINUED)
  PERSONAL SERVICES - 1.5%
     Regis Corporation - hair salon operator               78,500  $3,140,000

  RESTAURANTS - 5.3%
     <F1> CEC Entertainment, Inc. - Chuck E. Cheese
       restaurants                                        165,200   4,584,300
     Morrison Health Care, Inc. - food service to
       healthcare institutions                            134,600   2,565,812
     <F1> Papa John's International, Inc. -
       delivery-only pizza restaurants                     79,300   3,499,113
                                                                  -----------
                                                                   10,649,225

  RETAIL (APPAREL) - 4.0%
     <F1> The Dress Barn, Inc. - women's clothing
       retailer                                           253,000   3,842,438
     The Talbots, Inc. - women's clothing retailer        133,200   4,179,150
                                                                  -----------
                                                                    8,021,588

  RETAIL (CATALOG & MAIL ORDER) - 2.4%
     Fingerhut Companies, Inc. - specialty catalog
       retailer                                           306,900   4,737,769

  RETAIL (GROCERY) - 4.1%
     <F1> Whole Foods Market, Inc. - natural foods
       supermarkets                                        64,100   3,100,838
     <F1> Wild Oats Markets, Inc. - natural foods
       supermarkets                                       161,600   5,090,400
                                                                  -----------
                                                                    8,191,238

  RETAIL (HOME IMPROVEMENT) - 1.9%
     <F1> Tractor Supply Company - farm supplies retailer 159,800   3,835,200

  RETAIL (SPECIALTY) - 0.9%
     <F1> Hastings Entertainment, Inc. - multimedia
       retail stores                                      125,100   1,751,400

  SECURITY SYSTEMS & SERVICES - 3.9%
     <F1> Borg-Warner Security Corporation -
       security services                                  194,000   3,637,500
     <F1> ITI Technologies, Inc. - wireless home
       security systems                                   138,100   4,281,100
                                                                  -----------
                                                                    7,918,600

  WASTE MANAGEMENT SERVICES - 3.0%
     <F1> Superior Services, Inc. - solid waste services  142,000   2,848,875
     <F1> Tetra Tech, Inc. - environmental
       consulting services                                119,400   3,231,262
                                                                  -----------
                                                                    6,080,137

TECHNOLOGY - 14.9%
  COMPUTER NETWORKS - 0.3%
     <F1> RadiSys Corporation - embedded computer systems  23,300     699,000

  COMPUTER SERVICES - 3.8%
     <F1> Data Processing Resources Corporation -
       technology staffing services                       126,200   3,691,350
     <F1> Intelligroup, Inc. - software implementation
       services                                           217,800   3,893,175
                                                                  -----------
                                                                    7,584,525

  ELECTRONIC INSTRUMENTS & CONTROLS - 2.3%
     <F1> Benchmark Electronics, Inc. - contract
       electronics manufacturer                            32,900   1,204,962
     <F1> Littelfuse, Inc. - circuit protection devices   114,400   2,202,200
     <F1> PCD, Inc. - electronic connectors                86,200   1,120,600
                                                                  -----------
                                                                    4,527,762


                                                        SCHEDULE OF INVESTMENTS
                                                         ARTISAN SMALL CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
TECHNOLOGY (CONTINUED)
  SEMICONDUCTORS - 2.9%
     <F1> Photronics, Inc. - photomasks for
       semiconductor manufacturing                         36,700 $   879,653
     <F1> PRI Automation, Inc. - semiconductor
       automation systems                                  38,100     990,600
     <F1> Sipex Corporation - analog circuits and
       electroluminescence devices                         33,800   1,187,225
     <F1> SMART Modular Technologies, Inc. - memory
       module assembly                                     97,700   2,711,175
                                                                  -----------
                                                                    5,768,653

  SOFTWARE & PROGRAMMING - 5.6%
     Analysts International Corporation - technology
       staffing and software services                     111,300   2,142,525
     <F1> Cotelligent, Inc. - technology staffing and
       software services                                  158,200   3,371,637
     <F1> INSpire Insurance Solutions, Inc. -
       automated insurance claims management              131,800   2,421,825
     <F1> Kronos, Inc. - time and attendance software      33,000   1,462,313
     <F1> SPSS, Inc. - statistical software               101,900   1,923,362
                                                                  -----------
                                                                   11,321,662

TRANSPORTATION - 1.8%
  MISCELLANEOUS TRANSPORTATION - 1.8%
     <F1> Carey International, Inc. - chauffeured
       vehicle services                                   113,200   1,981,000
     Expeditors International of Washington, Inc. -
       freight forwarding services                         40,300   1,692,600
                                                                  -----------
                                                                    3,673,600

UTILITIES - 1.6%
  NATURAL GAS UTILITIES - 1.6%
     WICOR, Inc. - gas utility and pump manufacturer      143,700   3,134,456

TOTAL COMMON STOCKS (Cost $157,790,041)                           184,912,850



                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                         --------    --------
SHORT TERM INVESTMENTS - 6.8%
Repurchase agreement with State Street Bank
  and Trust Company, 4.0%, dated 12/31/98, due
  1/4/99, maturity value $13,747,107, collateralized
  by $14,015,919 market value U.S. Treasury Bond,
  8.875%, due 2/15/19 (Cost $13,741,000)              $13,741,000 $13,741,000
                                                                  -----------

TOTAL INVESTMENTS - 98.8% (Cost $171,531,041)                     198,653,850

OTHER ASSETS LESS LIABILITIES - 1.2%                                2,408,035
                                                                  -----------

TOTAL NET ASSETS - 100.0%<F2>                                    $201,061,885
                                                                 ============


<F1> Non-income producing securities
<F2> Percentages for the various classifications relate to total net assets

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - December 31, 1998 (Unaudited)

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
COMMON AND PREFERRED STOCKS - 96.4%

AUSTRIA - 0.8%
  Erste Bank Der Oesterreichischen Sparkassen AG -
     commercial bank                                       93,000  $4,977,398

AUSTRALIA - 3.3%
  APN News & Media Limited - publisher and printer
     of regional newspapers                               200,000     288,008
  Australia & New Zealand Banking Group Limited -
     commercial bank                                      900,000   5,890,067
  Colonial Limited - diversified financial services     1,000,000   3,425,455
  <F1> LibertyOne Limited - Internet content provider   1,450,000   3,420,859
  St. George Bank Limited - commercial bank             1,200,000   7,573,993
                                                                  -----------
                                                                   20,598,382

BERMUDA - 4.1%
  <F1> Global Crossing Ltd.<F3> - telecommunication
     services                                             170,000   7,671,250
  <F1> Global Telesystems Group, Inc.<F3> -
     telecommunication services                           320,000  17,840,000
                                                                  -----------
                                                                   25,511,250

BRAZIL - 2.4%
  Cia de Saneamento Basico de Estado de Sao Paulo -
     water and sewage utility                          30,390,000   2,301,320
  Cia Riograndense Telecom - Preferred -
     telecommunication services                        13,051,500   4,698,670
  Embraer-Empresa Brasileira de Aeronautica SA -
     Preferred - aerospace and defense                132,100,000   1,639,907
  Fertilizantes Fosfatados SA - Preferred -
     phosphatic mining and fertilizer               1,010,600,000   2,592,783
  Telecomunicacoes Brasileiras SA (ADR) -
     Preferred - telecommunications                        50,000   3,634,375
                                                                  -----------
                                                                   14,867,055

CANADA - 6.8%
  <F1> MetroNet Communications Corporation -
     Class B <F3> - telecommunication services            873,000  29,245,500
  Northern Telecom Ltd. <F3> - telecommunications
     equipment                                            250,000  12,531,250
  <F1> The T. Eaton Company Ltd. - retail                 100,000     336,932
                                                                  -----------
                                                                   42,113,682

CZECH REPUBLIC - 0.4%
  <F1> Ceske Radiokomunikace, 144A (GDR) -
     telecommunication services                            52,600   1,696,350
  <F1> Ceske Radiokomunikace, Regulation S (GDR) -
     telecommunication services                            25,000     806,250
                                                                  -----------
                                                                    2,502,600

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
DENMARK - 0.2%
  NESA A/S - electrical utility                             8,438  $  961,229

FINLAND - 4.6%
  <F1> Fortum Corporation, 144A - energy related
     service company                                      100,000     588,351
  Helsingin Puhelin Oyj - telecommunication services       70,000   4,159,639
  Nokia Corporation (ADR) - Class A -
     telecommunications equipment                         150,000  18,065,625
  <F1> Sonera Group Oyj - telecommunication services      215,000   3,794,862
  <F1> Telephone Cooperative HPY - Membership
     Certificates - telecommunication services                500   1,804,275
                                                                  -----------
                                                                   28,412,752

FRANCE - 9.6%
  Axa - multi-line insurance                               70,000  10,141,298
  Credit Commercial de France - commercial bank           165,000  15,316,580
  Dexia France - special purpose bank                      23,000   3,541,943
  Etablissements Economiques du Casino Guichard-
     Perrachon SA - Preferred - hypermarket/supermarket
     retailer                                              65,000   4,173,672
  <F1> Omnicom SA - telecommunication services             24,567   2,715,508
  Sopra SA - computer services                             12,731   4,508,564
  Suez-Lyonnaise des Eaux - building and construction      60,000  12,319,800
  Thomson CSF - electronics manufacturer                   90,000   3,863,352
  Unilog SA - computer services                             6,000   2,597,031
                                                                  -----------
                                                                   59,177,748

GERMANY - 9.2%
  Altana AG - pharmaceuticals                              50,000   3,900,156
  Bayerische Hypo-Und Vereins Bank AG - commercial bank    50,650   3,966,054
  Bayerische Motoren Werke AG - automobile manufacturer     8,400   6,516,981
  Deutsche Bank AG - money center bank                    200,000  11,766,471
  Dresdner Bank AG - money center bank                    260,000  10,920,437
  KSB AG - Preferred - machinery and pump manufacturer     22,450   3,812,162
  Mannesmann AG - machinery/general industry               90,000  10,314,412
  Marschollek, Lautenschlaeger und Partner AG -
     Preferred - insurance broker                           3,200   1,824,073
  Marseille-Kliniken AG - healthcare services             190,567   3,430,343
                                                                  -----------
                                                                   56,451,089

ITALY - 11.3%
<F1> Banca di Roma - money center bank                  4,455,000   7,544,226
  Banca Popolare di Lodi - commercial bank                150,000   1,687,381
  Banca Popolare di Milano - cooperative bank             400,000   3,628,776
  Istituto Bancario San Paolo di Torino - money
     center bank                                          600,000  10,596,026
  Olivetti SPA - telecommunication services             4,995,000  17,370,498
  Seat Pagine Gialle Saving Shares SPA -
     publishing/advertising company                     4,000,000   3,072,364
  <F1> Seat Pagine Gialle SPA - publishing/advertising
     company                                            8,350,000   7,878,073
  Telecom Italia Savings Shares SPA -
     telecommunication services                           800,000   5,031,903
  Telecom Italia SPA - telecommunication services       1,500,000  12,791,436
                                                                  -----------
                                                                   69,600,683
JAPAN - 0.1%
  Fancl Corporation - cosmetics retailer                    7,000     600,000


SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
MEXICO - 1.5%
  Grupo Financiero Inbursa S.A. de C.V. - Class B -
     brokerage, insurance
     and financial services                             1,826,489 $ 3,834,760
  <F1> Seguros Comercial America - Class B - multi-line
     insurance                                            927,500   3,136,293
  Sigma Alimentos S.A. - Class B - food producer        1,170,077   2,031,425
                                                                  -----------
                                                                    9,002,478

NETHERLANDS - 5.6%
  ASR Verzekeringsgroep NV - multi-line insurance          42,000   3,800,500
  Athlon Groep NV - automobile leasing                    250,425   7,451,300
  Benckiser NV - Class B - home cleaning products         100,000   6,547,081
  Cap Gemini NV - computer services                       110,000   7,670,198
  Content Beheer NV - temporary employment services       196,900   3,364,289
  Unique International NV - temporary employment
     services                                             251,971   5,767,154
                                                                  -----------
                                                                   34,600,522

NORWAY - 0.6%
  <F1> Electric Farm ASA - Internet software               56,980           0
  P4 Radio Hele Norge ASA - radio stations              1,139,600   3,749,424
                                                                  -----------
                                                                    3,749,424

POLAND - 0.8%
  Elektrim Spolka Akcyjna SA - electrical products        460,000   4,980,057

SINGAPORE - 0.1%
  Fraser & Neave Limited - beverage seller
     and manufacturer                                     100,000     291,944

SPAIN - 2.9%
  Argentaria, Caja Postal y Banco Hipotecario de
  Espana SA - commercial bank                             338,000   8,740,149
  Catalana Occidente SA - multi-line insurance             28,281     736,277
  Fomento de Construcciones y Contratas SA -
     construction company                                 110,000   8,165,635
                                                                  -----------
                                                                   17,642,061

SWEDEN - 3.1%
  Celsius AB - Class B - aerospace and defense
     product manufacturer                                 240,000   3,249,311
  <F1> Guide Konsult AB - Class B - computer services      60,000   1,063,411
  Pharmacia & Upjohn, Inc. <F3> - pharmaceuticals         100,000   5,662,500
  Semcon AB - consulting services                         180,700   1,490,116
  Sigma AB - Class B - computer services                  500,000   4,153,948
  Telefonaktiebolaget LM Ericsson - Class B -
     telecommunications equipment                         134,000   3,183,094
                                                                  -----------
                                                                   18,802,380

SWITZERLAND - 9.4%
  Julius Baer Holding AG - Class B - commercial bank        2,000   6,646,284
  Novartis AG - pharmaceuticals                             8,500  16,706,705
  Roche Holding AG - pharmaceutical company                 1,325  16,165,829
  UBS AG - money center bank                               59,000  18,124,772
                                                                  -----------
                                                                   57,643,590

THAILAND - 0.0%<F4>
  The Pizza Public Company Limited - fast food
     restaurant franchise                                  52,100     157,662

UNITED KINGDOM - 19.6%
  <F1>  ARM Holdings PLC - microprocessor technology      100,000   2,159,827
  <F1> Cable & Wireless Communications PLC -
     telecommunication services                           820,000   7,479,316
  <F1> Colt Telecom Group PLC - telecommunication
     services                                           1,559,600  23,048,084
  <F1> Energis PLC - telecommunication services           575,000  12,801,130


                                                        SCHEDULE OF INVESTMENTS
                                                     ARTISAN INTERNATIONAL FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
UNITED KINGDOM (Continued)
  <F1> Freepages Group PLC - telecommunication
     services                                           3,900,000 $ 1,263,499
  General Electric Company PLC - diversified
     manufacturer                                         900,000   8,149,194
  LucasVarity PLC - auto parts manufacturer             1,714,391   5,725,081
  Next PLC - general retail                               950,000   7,781,193
  Pearson PLC - publisher                                 200,000   3,976,940
  Racal Electronic PLC - telecommunication services       900,000   5,203,522
  Schroders PLC - international merchant banking group    428,000   7,814,787
  Securicor PLC - security and recruitment services     1,005,907   8,406,234
  Select Appointments Holdings PLC - employment
     services                                             736,860   7,590,184
  <F1> TeleWest Communications PLC - cable television   4,750,422  13,653,813
  Triad Group PLC - computer services                     320,000   2,791,161
  WPP Group PLC - advertising agency                      500,000   3,032,065
                                                                  -----------
                                                                  120,876,030

  TOTAL COMMON AND PREFERRED STOCKS (Cost $500,658,679)           593,520,016



                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                         --------    --------
  SHORT TERM INVESTMENTS - 9.9%
  Repurchase agreement with State Street Bank and
     Trust Company, 4.0%, dated 12/31/98, due 1/4/99,
     maturity value $60,723,976, collateralized
     by $61,911,521 market value U.S. Treasury
     Bond, 8.875%, due 2/15/19 (Cost $60,697,000)     $60,697,000 $60,697,000
                                                                  -----------

  TOTAL INVESTMENTS - 106.3% (Cost $561,355,679)                  654,217,016

  OTHER ASSETS LESS LIABILITIES - (6.3)%                         (38,617,324)
                                                                 ------------

  TOTAL NET ASSETS - 100.0%<F2>                                  $615,599,692
                                                                 ============


  <F1> Non-income producing securities
  <F2> Percentages for the various classifications relate to total net assets
  <F3> Principally traded in the United States
  <F4> Represents less than 0.1% of assets

  ADR - American Depository Receipt
  GDR - Global Depository Receipt
  Regulation S - Security not registered with the Securities and Exchange Commission and not subject to United States security laws

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - December 31, 1998 (Unaudited)

                                                          Market
                                                          Value     Percentage
                                                         --------    --------

  Basic Materials                                     $ 2,592,783        0.4%
  Consumer Cyclical                                    80,990,332        13.2
  Consumer Non-Cyclical                                88,918,795        14.4
  Energy                                                  588,351         0.1
  Financial
     Banks                                            128,735,343        20.9
     Diversified Financial Services                     7,260,215         1.2
     Insurance                                         19,638,442         3.2
  Industrial                                           47,741,261         7.8
  Technology
     Aerospace/Defense                                  8,752,570         1.4
     Computers                                         12,322,954         2.0
     Semiconductors                                     2,159,827         0.3
     Software                                          11,091,057         1.8
     Telecommunications Services                      105,629,579        17.2
     Telecommunications Equipment                      38,983,491         6.3
  Utilities                                            38,115,016         6.2
                                                    -------------    --------
  TOTAL COMMON AND PREFERRED STOCKS                   593,520,016        96.4
  Total short-term investments                         60,697,000         9.9
                                                    -------------    --------
  TOTAL INVESTMENTS                                   654,217,016       106.3
  OTHER ASSETS LESS LIABILITIES                      (38,617,324)       (6.3)
                                                    -------------    --------
  TOTAL NET ASSETS                                  $ 615,599,692      100.0%
                                                    =============    ========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                        SCHEDULE OF INVESTMENTS
                                                     ARTISAN INTERNATIONAL FUND

ARTISAN
MID CAP FUND

Schedule of Investments - December 31, 1998 (Unaudited)
                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
COMMON STOCKS - 95.1%

BASIC MATERIALS - 4.0%
  CHEMICAL MANUFACTURING - 1.4%
     Sigma-Aldrich Corporation - specialty
     chemical company                                      11,500  $  337,813

  CONTAINERS AND PACKAGING - 2.6%
     <F1> Owens-Illinois, Inc. - beverage packaging
       company                                             10,500     321,562
     <F1> Sealed Air Corporation - protective
       packaging company                                    6,500     331,906
                                                                  -----------
                                                                      653,468

CAPITAL GOODS - 4.6%
  MISCELLANEOUS CAPITAL GOODS - 4.6%
     Hussmann International, Inc. - commercial
       refrigerated products producer                      15,000     290,625
     <F1> Mettler-Toledo International, Inc. -
       precision weighting instruments                     11,500     322,719
     Millipore Corporation - commercial water
       filtration equipment                                 6,500     184,843
     <F1> Zebra Technologies Corporation - thermal
       bar code printer manufacturer                       12,000     345,000
                                                                  -----------
                                                                    1,143,187
CONSUMER CYCLICAL - 6.3%
  APPLIANCE AND TOOL - 1.2%
     Danaher Corporation - industrial tools and
       process/environmental controls                       5,500     298,719

  AUTO AND TRUCK PARTS - 1.5%
     <F1> SPX Corporation - diversified industrial
       electrical systems                                   5,500     368,500

  FURNITURE AND FIXTURES - 1.4%
     <F1> Knoll, Inc. - high-end office furniture systems  11,500     340,688

  RECREATIONAL PRODUCTS - 1.0%
     Callaway Golf Company - golf club manufacturer        25,500     261,375

  TEXTILES - NON APPAREL - 1.2%
     Shaw Industries, Inc. - carpet manufacturer
       and retailer                                        12,000     291,000

CONSUMER NON-CYCLICAL - 8.9%
  BEVERAGES (NON-ALCOHOLIC) - 1.3%
     Whitman Corporation - soft drink/beverage
       bottler and distributor                             13,000     329,875

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
CONSUMER NON-CYCLICAL (CONTINUED)
  FOOD PROCESSING - 3.2%
     Universal Foods Corporation - diversified color
       and flavor producer                                 28,500    $781,969

  OFFICE SUPPLIES - 1.5%
  <F1> Mail-Well, Inc. - commercial printing and
       mailing holding company                             31,500     360,281

  PERSONAL AND HOUSEHOLD PRODUCTS - 2.9%
     Dial Corporation - soap and candle manufacturer       12,000     346,500
     Fortune Brands, Inc. - home and office supplies,
       golf equipment, spirits                             12,000     379,500
                                                                  -----------
                                                                      726,000

ENERGY - 2.0%
  OIL WELL SERVICES AND EQUIPMENT - 2.0%
     Halliburton Company - diversified energy services      7,500     222,188
     <F1> Weatherford International, Inc. - diversified
       energy services                                     13,500     261,562
                                                                  -----------
                                                                      483,750
FINANCIAL - 8.1%
  Insurance (Accident and Health) - 3.9%
     Provident Companies, Inc. - disability
       insurance provider                                  13,500     560,250
     <F1> Trigon Healthcare, Inc. - healthcare
       insurance provider                                  11,000     410,438
                                                                  -----------
                                                                      970,688

  INSURANCE (LIFE) - 1.1%
     American Bankers Insurance Group, Inc. - life
       insurance provider                                   5,500     266,062

  INSURANCE (MISCELLANEOUS) - 1.5%
     ITT Hartford Group, Inc. - life and property
       insurance                                            7,000     384,125

  S&LS/SAVINGS BANKS - 1.6%
     Charter One Financial, Inc. - savings and loans       14,000     388,500

HEALTHCARE - 9.3%
  BIOTECHNOLOGY AND DRUGS - 4.5%
     Biochem Pharmaceutical, Inc. - AIDS and Hepatitis
       drug manufacturer                                   15,500     443,688
     <F1> Covance, Inc. - contract research for
       pharmaceutical industry                             23,000     669,875
                                                                  -----------
                                                                    1,113,563

  Medical Equipment and Supplies - 4.8%
     <F1> Steris Corporation - diversified medical
       equipment provider                                  17,000     483,438
     <F1> Sybron International Corporation - dental
       supplies manufacturer                               25,500     693,281
                                                                  -----------
                                                                    1,176,719

REAL ESTATE INVESTMENT TRUSTS - 6.7%
     Apartment Investment & Management Company -
       apartment complex management                        20,000     743,750
     Equity Office Properties Trust - office building
       owner and operator                                  30,500     732,000
     HealthCare Financial Partners REIT, Inc., 144A -
       healthcare related real estate investments           2,100     189,000
                                                                  -----------
                                                                    1,664,750

SERVICES - 10.4%
  ADVERTISING - 1.5%
     <F1> Outdoor Systems, Inc. - billboard operator       12,000     360,000



                                                        SCHEDULE OF INVESTMENTS
                                                           ARTISAN MID CAP FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
SERVICES (CONTINUED)
  BROADCASTING AND CABLE TV - 3.7%
     <F1> Infinity Broadcasting Corporation -
       network broadcaster                                  2,000    $ 54,750
     <F1> Liberty Media, Class A - cable television
       programming                                         12,500     575,781
     <F1> Univision Communications, Inc. - Spanish cable
       television broadcasting                              8,000     289,500
                                                                  -----------
                                                                      920,031

  BUSINESS SERVICES - 1.6%
     <F1> Sykes Enterprises, Inc. - technical product
       support services                                    13,000     396,500

  CASINOS AND GAMBLING - 1.5%
     <F1> Sun International Hotels Limited - resort
       hotel operator                                       8,000     363,500

  MOTION PICTURES - 2.1%
     <F1> IMAX Corporation - developer of specialty
       movies and theaters                                 16,500     521,813

TECHNOLOGY - 22.3%
  COMPUTER SERVICES - 8.2%
     <F1> DST Systems, Inc. - mutual fund shareholder
       services provider                                    5,500     313,844
     <F1> Fiserv, Inc. - administrative processing for
       financial institutions                               7,500     385,781
     <F1> Gartner Group, Inc. - information technology
       consulting                                          23,500     499,375
     <F1> SunGard Data Systems, Inc. - recordkeeping
       software and systems for investment management      21,000     833,438
                                                                  -----------
                                                                    2,032,438

  COMPUTER STORAGE DEVICES - 0.9%
  <F1> Seagate Technology, Inc. - disk drive
     manufacturer                                           7,500     226,875

  ELECTRONIC INSTRUMENTS AND CONTROLS - 3.8%
     <F1> American Power Conversion Corporation -
       uninterruptible power supplies                      13,500     653,906
     <F1> KEMET Corporation - passive electrical
       components manufacturer                             24,700     277,875
                                                                  -----------
                                                                      931,781

  SEMICONDUCTORS - 1.0%
     <F1> Maxim Integrated Products, Inc. - analog
       semiconductor manufacturer                           5,500     240,281

  SOFTWARE AND PROGRAMMING - 8.4%
     Autodesk, Inc. - CAD/CAM software provider            18,000     768,375
     <F1> Cadence Design Systems, Inc. - electronic
       design automation provider                          13,500     401,625
     <F1> Electronics For Imaging, Inc. - products for
       digital color printing                               9,500     381,781
     <F1> Wang Laboratories, Inc. - network service
       provider                                            19,000     527,250
                                                                  -----------
                                                                    2,079,031

TELECOMMUNICATIONS - 10.9%
     <F1> Centennial Cellular Corporation, Class A -
       cellular phone operator                             17,000     697,000
     <F1> Century Communications Corporation - cable and
       cellular phone operator                             16,500     523,359
     <F1> Clearnet Communications, Inc. - Canadian
       cable and cellular phone operator                   30,500     247,813
     <F1> Media One Group - cable television operator      11,500     540,500
     <F1> Western Wireless Corporation - cellular
       phone operator                                      30,500     671,000
                                                                  -----------
                                                                    2,679,672

TRANSPORTATION - 1.6%
  MISCELLANEOUS TRANSPORTATION - 1.6%
     C. H. Robinson Worldwide, Inc. - third party
       logistics provider                                  15,000     389,063

  TOTAL COMMON STOCKS (Cost $19,296,835)                          $23,482,017



SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                         --------    --------
SHORT TERM INVESTMENTS - 4.9%
  Repurchase agreement with State Street Bank and
     Trust Company, 4.0%, dated 12/31/98, due 1/4/99,
     maturity value $1,219,542, collateralized by
     $1,243,758 market value U.S. Treasury Bond,
     8.875%, due 2/15/19 (Cost $1,219,000)            $ 1,219,000  $1,219,000
                                                                  -----------

  TOTAL INVESTMENTS - 100.0% (Cost $20,515,835)                    24,701,017

  OTHER ASSETS LESS LIABILITIES - 0.0%<F3>                              2,847
                                                                  -----------

  TOTAL NET ASSETS - 100.0%<F2>                                   $24,703,864
                                                                  ===========


  <F1> Non-income producing securities
  <F2> Percentages for the various classifications relate to total net assets
  <F3> Represents less than 0.1% of total net assets


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                        SCHEDULE OF INVESTMENTS
                                                           ARTISAN MID CAP FUND

ARTISAN
SMALL CAP VALUE FUND

Schedule of Investments - December 31, 1998 (Unaudited)

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
COMMON AND PREFERRED STOCKS - 93.5%

BASIC MATERIALS - 12.4%
  CHEMICAL MANUFACTURING - 3.9%
     <F1> American Pacific Corporation - specialty
       chemicals for aerospace and defense                 98,000   $ 771,750
     <F1> CFC International, Inc. - specialty
       chemical coatings                                  100,100     800,800
       Terra Industries, Inc. - agricultural chemicals     84,000     519,750
                                                                  -----------
                                                                    2,092,300

  CONTAINERS & PACKAGING - 1.0%
     Greif Brothers Corporation, Class A - shipping
       containers and packaging manufacturer               19,200     560,400

  FABRICATED PLASTIC & RUBBER - 1.0%
     <F1> Gundle SLT/Environmental, Inc. - landfill
       lining systems                                     137,900     551,600

  IRON & STEEL - 2.2%
     LTV Corporation - integrated steel manufacturer       95,200     553,350
     Schnitzer Steel Industries, Inc., Class A -
       steel scrap processor and mini-mill operation       42,900     616,688
                                                                  -----------
                                                                    1,170,038

  MISCELLANEOUS FABRICATED PRODUCTS - 4.3%
     <F1> L.B. Foster Company, Class A - rail and
       construction supplies manufacturer                 120,300     796,988
     <F1> Mueller Industries, Inc. - plumbing
       products manufacturer                               54,400   1,105,000
     <F1> Wolverine Tube, Inc. - copper
       tubing manufacturer                                 20,000     420,000
                                                                  -----------
                                                                    2,321,988
CAPITAL GOODS - 13.5%
  CONSTRUCTION - RAW MATERIALS - 4.5%
     <F1> Giant Cement Holding, Inc. - cement
       operations                                          53,500   1,324,125
     Lone Star Industries, Inc. - cement operations        30,000   1,104,375
                                                                  -----------
                                                                    2,428,500

  CONSTRUCTION - SUPPLIES & FIXTURES - 1.2%
     Insteel Industries, Inc. - steel wire products
       manufacturer                                       128,300     625,463

  CONSTRUCTION & AGRICULTURAL MACHINERY - 1.1%
     Lindsay Manufacturing Company - irrigation equipment  39,100     579,169

  CONSTRUCTIONS SERVICES - 2.4%
     EMCOR Group, Inc. - mechanical and electrical
       contractor                                          80,800   1,302,900

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
CAPITAL GOODS (Continued)
  MISCELLANEOUS CAPITAL GOODS - 4.3%
     Gleason Corporation - gear manufacturing
       equipment producer                                  67,600  $1,225,250
     Smith Investment Company - multi-industry
       holding company                                     13,300     597,669
     Twin Disc, Inc. - heavy-duty power transmission
       equipment manufacturer                              25,500     525,938
                                                                  -----------
                                                                    2,348,857

CONSUMER CYCLICAL - 6.1%
  AUTO & TRUCK PARTS - 2.0%
     CLARCOR, Inc. - filtration products                   20,000     400,000
     Varlen Corporation - railroad equipment               29,850     688,416
                                                                  -----------
                                                                    1,088,416

  FOOTWEAR - 2.6%
     <F1> R.G. Barry Corporation - specialized comfort
       footwear manufacturer                              126,400   1,390,400

  JEWELRY & SILVERWARE - 1.5%
     Jostens, Inc. - manufacturer of recognition products  30,000     785,625

CONSUMER NON-CYCLICAL- 2.5%
  TOBACCO - 2.5%
     <F1> M&F Worldwide Corporation - flavorings producer 135,300   1,361,456

ENERGY - 6.0%
  OIL & GAS OPERATIONS - 4.0%
     <F1> Forest Oil Corporation - oil and gas
       exploration/production                              84,117     714,995
     Patina Oil & Gas Corporation - oil and gas
       exploration/production                             172,800     507,600
     Snyder Oil Corporation - oil and gas
       exploration/production                              70,000     931,875
                                                                  -----------
                                                                    2,154,470

  OIL WELL SERVICES & EQUIPMENT - 2.0%
     <F1> Atwood Oceanics, Inc. - contract supplier of
       drilling equipment                                  32,000     544,000
     <F1> UTI Energy Corporation - contract drilling
       and pumping pressure services                       75,900     550,275
                                                                  -----------
                                                                    1,094,275
FINANCIAL - 21.8%
  CONSUMER FINANCIAL SERVICES - 1.4%
     Fund American Enterprises Holdings, Inc. -
       mortgage banking/property and casualty insurance     5,500     770,344

  INSURANCE (LIFE) - 2.3%
     Annuity and Life Re (Holdings), Ltd. - life and
       annuity reinsurance                                 46,600   1,252,375

  INSURANCE (OTHER) - 6.7%
     Hilb, Rogal & Hamilton Company - insurance broker     82,100   1,631,737
     <F1> Superior National Insurance Group, Inc. -
       workers compensation insurance                      97,600   1,958,100
                                                                  -----------
                                                                    3,589,837

  INSURANCE (PROPERTY & CASUALTY) - 7.4%
     <F1> Acceptance Insurance Companies, Inc. -
       crop insurance                                      50,600   1,024,650
     W.R. Berkley Corporation - regional provider of
       property and casualty insurance                     15,000     510,938
     Capital Re Corporation - financial guaranty
       reinsurance                                         40,400     810,525
     Merchants Group, Inc. - property and casualty
       insurance                                           22,400     459,200
     <F1> Risk Capital Holdings, Inc. - reinsurance
       products and services                               54,500   1,185,375
                                                                  -----------
                                                                    3,990,688


                                                        SCHEDULE OF INVESTMENTS
                                                   ARTISAN SMALL CAP VALUE FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
FINANCIAL (Continued)
  MISCELLANEOUS FINANCIAL SERVICES - 3.4%
     Capital Southwest Corporation - closed end
       venture capital investment company                  14,600  $1,262,900
     <F1> Enstar Group, Inc. - financial services
       holding company                                     41,200     540,750
                                                                  -----------
                                                                    1,803,650

  S&LS/SAVINGS BANKS - 0.6%
     The Somerset Group, Inc. - investment services        20,900     342,237

HEALTHCARE - 1.0%
  BIOTECHNOLOGY & DRUGS - 1.0%
     <F1> Quest Diagnostics, Inc. - diagnostic
       testing services                                    29,700     529,031

  REAL ESTATE INVESTMENT TRUSTS - 2.9%
     Asset Investors Corporation - manufactured
       housing communities                                 49,500     618,750
     Fortress Investment Corporation, 144A - specialty
       real estate investments                             17,300     291,938
     HealthCare Financial Partners REIT, Inc.,
       144A - healthcare related real estate
       investments                                          7,200     648,000
                                                                  -----------
                                                                    1,558,688

SERVICES - 16.2%
  ADVERTISING - 3.7%
     Cordiant Communications Group (ADR) -
       advertising/media services                          80,000     830,000
     Grey Advertising, Inc. - advertising agency            2,200     800,800
     Saatchi & Saatchi PLC (ADR) - advertising/media
       services                                            31,000     372,000
                                                                  -----------
                                                                    2,002,800

  BROADCASTING & CABLE TV - 1.4%
     <F1> On Command Corporation - pay-per-view
       movie services                                      84,600     766,687

  BUSINESS SERVICES - 1.0%
     <F1> Craig Corporation, Class A Preference - movie
       theatres owner/operator                             68,600     540,225

  HOTELS & MOTELS - 0.9%
     <F1> Supertel Hospitality, Inc. - economy hotels
       owner/operator                                      54,500     497,312

  PERSONAL SERVICES - 0.9%
     Angelica Corporation - textile rental and
       laundry services                                    24,700     460,037

  REAL ESTATE OPERATIONS - 0.1%
     Getty Realty Corporation - service station lessor      4,900      71,662

  RESTAURANTS - 2.2%
  <F1> Host Marriott Services Corporation - food
       and beverage concessions operator                  112,000   1,162,000

  RETAIL (APPAREL) - 1.3%
     <F1> Footstar, Inc. - casual and athletic footwear
       retailer                                            26,900     672,500

  SECURITY SYSTEMS & SERVICES - 2.7%
     <F1> Pinkerton's, Inc. - corporate security services  69,500   1,481,218

  WASTE MANAGEMENT SERVICES - 2.0%
     <F1> Harding Lawson Associates Group, Inc. -
       environmental and engineering consultants           79,100     484,487
     Sevenson Environmental Services, Inc. -
       hazardous waste remediation                         76,000     608,000
                                                                  -----------
                                                                    1,092,487


SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
TECHNOLOGY - 9.7%
  COMPUTER PERIPHERALS - 1.0%
     Astro-Med Inc. - medical instrumentation/
       specialty printers                                  96,800   $ 526,350

  ELECTRONIC INSTRUMENTS & CONTROLS - 2.8%
     <F1> Genlyte Group, Inc. - commercial, industrial
       and residential lighting                            40,100     751,875
     <F1> Powell Industries, Inc. - electrical
       equipment manufacturer                              76,900     769,000
                                                                  -----------
                                                                    1,520,875

  SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.2%
     Chart Industries, Inc. - industrial process
       equipment                                           78,100     595,513
     <F1> Moore Products Company - measurement and
       control instruments                                 24,000     588,000
                                                                  -----------
                                                                    1,183,513

  SEMICONDUCTORS - 3.4%
     <F1> Electroglas, Inc. - semiconductor wafer
       probing equipment                                   31,500     370,125
     <F1> FSI International, Inc. - semiconductor
       equipment manufacturer                              58,000     601,750
     <F1> Silicon Valley Group, Inc. - semiconductor
       equipment manufacturer                              45,000     573,750
     <F1> Sparton Corporation - contract manufacturer of
       electronic products                                 55,000     326,562
                                                                  -----------
                                                                    1,872,187

  SOFTWARE & PROGRAMMING - 0.3%
     <F1> Intelligent Systems Corporation - software
       and healthcare services                             94,100     158,794

TRANSPORTATION - 1.4%
  MISCELLANEOUS TRANSPORTATION - 1.4%
  <F1> Aviall, Inc. - aviation parts distributor           63,000     740,250

  TOTAL COMMON AND PREFERRED STOCKS (Cost $54,842,276)             50,441,604



                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                         --------    --------
SHORT TERM INVESTMENTS - 9.6%
  Repurchase agreement with State Street bank and
     Trust Company, 4.0%, dated 12/31/98, due 1/4/99,
     maturity value $5,196,308, collateralized by
     $5,302,338 market value U.S. Treasury Bond,
     8.875% due 2/15/19 (Cost $5,194,000)             $ 5,194,000$   5,194,000
                                                                  -----------

  TOTAL INVESTMENTS - 103.1% (Cost $60,036,276)                    55,635,604

  OTHER ASSETS LESS LIABILITIES - (3.1)%                          (1,658,783)
                                                                  -----------

  TOTAL NET ASSETS - 100.0%<F2>                                  $ 53,976,821
                                                                 ============



  <F1> Non-income producing securities
  <F2> Percentages for the various classifications relate to total net assets

 ADR - American Depository Receipt

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                        SCHEDULE OF INVESTMENTS
                                                   ARTISAN SMALL CAP VALUE FUND

ARTISAN FUNDS, INC.
Statements of Assets and Liabilities - December 31, 1998 (Unaudited)


                                                       Small Cap         International         Mid Cap            Small Cap
                                                          Fund                Fund               Fund             Value Fund
                                                    ==========================================================================
ASSETS:
Investments in securities, at value                 $ 198,653,850       $ 654,217,016        $ 24,701,017        $ 55,635,604
Cash                                                          847                 863                 815                 411
Receivable from investments sold                        5,609,327           7,381,761                   -                   -
Receivable from forward currency contracts                      -          44,895,672                   -                   -
Receivable from fund shares sold                          190,356           5,762,918             188,041             424,319
Interest receivable                                         1,527               6,744                 135                 577
Dividends receivable                                        4,463             960,651              15,580              21,908
Organizational costs                                       17,314              14,640              19,854              26,522
Receivable from Adviser                                         -                   -              47,597                   -
                                                   --------------------------------------------------------------------------
TOTAL ASSETS                                          204,477,684         713,240,265          24,973,039          56,109,341

LIABILITIES:
Payable for investments purchased                       2,491,737          51,916,084              95,063           1,803,941
Payable for forward currency contracts                          -          44,985,628                   -                   -
Payable for fund shares redeemed                          745,522             283,632              35,569             233,902
Payable for organizational costs                           17,314              14,640              19,854              26,522
Payable for operating expenses                            161,226             341,931             118,689              68,155
Other liabilities                                               -              98,658                   -                   -
                                                   --------------------------------------------------------------------------
TOTAL LIABILITIES                                       3,415,799          97,640,573             269,175           2,132,520
                                                   --------------------------------------------------------------------------
TOTAL NET ASSETS                                    $ 201,061,885       $ 615,599,692        $ 24,703,864        $ 53,976,821
                                                   ==========================================================================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                  $ 216,534,231       $ 523,845,201        $ 20,473,518        $ 59,294,714
Net unrealized appreciation (depreciation)
   on investments and foreign currency
   related transactions                                27,122,809          92,815,738           4,185,182         (4,400,672)
Accumulated undistributed net
   investment income (loss)                             (759,295)         (2,033,917)            (52,604)            (84,346)
Accumulated undistributed net realized
   gains (losses) on investments and foreign
   currency related transactions                     (41,835,860)             972,670              97,768           (832,875)
                                                   --------------------------------------------------------------------------
                                                    $ 201,061,885       $ 615,599,692        $ 24,703,864        $ 53,976,821
                                                   ==========================================================================

SUPPLEMENTARY INFORMATION:
Net assets:                                         $ 201,061,885                            $ 24,703,864        $ 53,976,821
      International Shares                                              $ 507,659,389
      Institutional Shares                                              $ 107,940,303
Number of shares outstanding:                          18,013,892                               1,720,285           5,903,012
      International Shares                                                 31,489,123
      Institutional Shares                                                  6,692,656
Net asset value, offering price and
   redemption price per share:                             $11.16                                  $14.36               $9.14
      International Shares                                                     $16.12
      Institutional Shares                                                     $16.13
Cost of securities held                             $ 171,531,041       $ 561,355,679        $ 20,515,835        $ 60,036,276


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Operations - For the Six Months Ended December 31, 1998
(Unaudited)



                                                       Small Cap         International         Mid Cap            Small Cap
                                                          Fund                Fund               Fund             Value Fund
                                                   ===========================================================================
INVESTMENT INCOME:
Interest                                              $   356,132         $   408,517          $   35,654         $    85,254
Dividends                                                 417,988       1,924,850<F1>              58,409             225,486
                                                   ---------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                   774,120           2,333,367              94,063             310,740

EXPENSES:
Advisory fees                                           1,125,499           2,502,989              73,319             230,193
Transfer agent fees:                                      219,916                                  47,459              66,490
      International Shares                                                    429,715
      Institutional Shares                                                     10,413
Shareholder communications:                                48,344                                   8,797              17,268
      International Shares                                                     81,203
      Institutional Shares                                                      5,423
Custodian fees                                             42,110             236,871              13,856              10,320
Accounting fees                                            23,734              37,991              22,206              20,411
Professional fees                                          22,550              44,623               5,352               6,183
Registration fees                                          17,111              86,834              12,064              26,055
Directors' fees                                             7,500               7,500               7,500               7,500
Organizational costs                                        7,033               3,660               2,837               7,701
Other operating expenses                                   19,618              28,419                 874               2,965
                                                   ---------------------------------------------------------------------------
TOTAL OPERATING EXPENSES BEFORE
   AMOUNTS PAID BY THE ADVISER                          1,533,415           3,475,641             194,264             395,086
LESS AMOUNTS PAID BY THE ADVISER                                -                   -            (47,597)                   -
                                                   ---------------------------------------------------------------------------
NET EXPENSES                                            1,533,415           3,475,641             146,667             395,086
                                                   ---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (759,295)         (1,142,274)            (52,604)            (84,346)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
      Investments                                    (45,323,354)         (1,190,304)              11,778         (1,027,112)
      Foreign currency related transactions                     -           (154,300)                   -                   -
      Futures contracts                                   645,230                   -                   -                   -
                                                    --------------------------------------------------------------------------
                                                     (44,678,124)         (1,344,604)              11,778         (1,027,112)
Net increase (decrease) in unrealized
 appreciation on:
      Investments                                     (7,764,959)          11,445,631           3,403,507         (6,076,762)
      Foreign currency related transactions                     -            (12,640)                   -                   -
                                                    --------------------------------------------------------------------------
                                                      (7,764,959)          11,432,991           3,403,507         (6,076,762)
                                                    --------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                       (52,443,083)          10,088,387           3,415,285         (7,103,874)
                                                    --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        $(53,202,378)          $8,946,113          $3,362,681        $(7,188,220)
                                                    ==========================================================================


<F1> Net of foreign taxes withheld of $328,425.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets

                                                               Small Cap Fund                        International Fund
                                                   ===========================================================================
                                                       Six Months             Year             Six Months             Year
                                                         Ended               Ended               Ended               Ended
                                                      12/31/98<F1>          6/30/98           12/31/98<F1>          6/30/98
                                                   ===========================================================================
OPERATIONS:
Net investment income (loss)                         $  (759,295)       $ (2,139,789)       $ (1,142,274)         $ 1,635,707
Net realized gain (loss) on:
      Investments                                    (45,323,354)          42,066,239         (1,190,304)          28,895,798
      Foreign currency related transactions                     -                   -           (154,300)           (991,131)
      Futures contracts                                   645,230                   -                   -                   -
Net increase (decrease) in unrealized
 appreciation on:
      Investments                                     (7,764,959)           (907,556)          11,445,631          47,423,084
      Foreign currency related transactions                     -                   -            (12,640)              22,144
                                                   ---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (53,202,378)          39,018,894           8,946,113          76,985,602

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:                                          -                   -
      International Shares                                                                      (944,186)         (4,035,316)
      Institutional Shares                                                                      (257,100)           (823,369)
Net realized gains on investment transactions:       (17,843,102)        (45,736,543)
      International Shares                                                                    (6,509,837)        (23,067,732)
      Institutional Shares                                                                    (1,271,446)         (4,236,936)
                                                   ---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS             (17,843,102)        (45,736,543)         (8,982,569)        (32,163,353)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM FUND SHARE ACTIVITIES              (32,034,796)          43,039,922         118,456,533           3,177,296
                                                   ---------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (103,080,276)          36,322,273         118,420,077          47,999,545
Net assets, beginning of period                       304,142,161         267,819,888         497,179,615         449,180,070
                                                   ---------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                           $ 201,061,885       $ 304,142,161       $ 615,599,692       $ 497,179,615
                                                   ===========================================================================


<F1> Unaudited.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets - Continued


                                                                MID CAP FUND                        SMALL CAP VALUE FUND
                                                      ========================================================================
                                                       SIX MONTHS             YEAR             SIX MONTHS            PERIOD
                                                         ENDED               ENDED               ENDED               ENDED
                                                      12/31/98<F1>          6/30/98           12/31/98<F1>        6/30/98<F2>
                                                      ========================================================================
OPERATIONS:
Net investment income (loss)                         $   (52,604)        $   (72,646)        $   (84,346)        $  (127,378)
Net realized gain (loss) on investments                    11,778           1,907,453         (1,027,112)           2,628,786
Net increase (decrease) in unrealized
   appreciation on investments                          3,403,507             781,675         (6,076,762)           1,676,090
                                                      ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            3,362,681           2,616,482         (7,188,220)           4,177,498

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
NET REALIZED GAINS ON INVESTMENT TRANSACTIONS         (1,185,407)           (586,078)         (2,325,580)                   -

FUND SHARE ACTIVITIES:
NET INCREASE IN NET ASSETS RESULTING
   FROM FUND SHARE ACTIVITIES                           9,745,654           8,937,055          16,260,793          43,052,330
                                                      ------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                           11,922,928          10,967,459           6,746,993          47,229,828
Net assets, beginning of period                        12,780,936           1,813,477          47,229,828                   -
                                                      ------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                            $ 24,703,864        $ 12,780,936        $ 53,976,821        $ 47,229,828
                                                      ========================================================================


<F1> Unaudited.
<F2> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Financial Highlights - For a share outstanding throughout each period


                                      NET ASSET         NET       NET REALIZED   TOTAL INCOME     DIVIDENDS
                     YEAR OR            VALUE       INVESTMENT   AND UNREALIZED   (LOSS) FROM     FROM NET
                      PERIOD          BEGINNING       INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT
                      ENDED           OF PERIOD       (LOSS)       INVESTMENTS    OPERATIONS       INCOME
                     ----------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                    12/31/98<F1>      $ 14.66       $ (0.04)       $ (2.50)       $ (2.54)              -
                    6/30/98             15.11         (0.10)           2.23           2.13              -
                    6/30/97             14.67         (0.04)           1.55           1.51              -
                    6/30/96             11.52         (0.07)           3.32           3.25              -
                    6/30/95<F4>         10.00         (0.01)           1.53           1.52              -


ARTISAN INTERNATIONAL FUND
INTERNATIONAL       12/31/98<F1>      $ 16.25    $(0.04)<F5>         $ 0.19         $ 0.15       $ (0.04)
SHARES              6/30/98             14.48       0.06<F5>           3.04           3.10         (0.20)
                    6/30/97             12.08           0.07           2.44           2.51         (0.02)
                    6/30/96<F6>         10.00           0.04           2.04           2.08              -

INSTITUTIONAL       12/31/98<F1>      $ 16.26    $(0.03)<F5>         $ 0.19         $ 0.16        $(0.05)
SHARES              6/30/98             14.48       0.09<F5>           3.04           3.13         (0.22)


ARTISAN MID CAP FUND
                    12/31/98<F1>      $ 13.69       $ (0.03)         $ 1.97         $ 1.94              -
                    6/30/98             10.00         (0.08)           4.56           4.48              -
                    6/30/97<F8>         10.00              -              -              -              -


ARTISAN SMALL CAP VALUE FUND
                    12/31/98<F1>      $ 11.37       $ (0.01)       $ (1.68)       $ (1.69)              -
                    6/30/98<F9>         10.00         (0.03)           1.40           1.37              -


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                          RATIO OF NET
                 DISTRIBUTIONS                  NET ASSET                    NET ASSETS      RATIO OF      INVESTMENT
     YEAR OR       FROM NET                       VALUE                        END OF        EXPENSES     INCOME (LOSS)    PORTFOLIO
     PERIOD        REALIZED        TOTAL           END           TOTAL         PERIOD       TO AVERAGE     TO AVERAGE      TURNOVER
      ENDED          GAINS     DISTRIBUTIONS    OF PERIOD       RETURN       (MILLIONS)     NET ASSETS     NET ASSETS      RATE<F3>
------------------------------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
     12/31/98<F1>   $(0.96)     $ (0.96)        $ 11.16    (16.5%)<F2>      $ 201.1       1.37%<F3>       (0.68%)<F3>   60.69%<F2>
     6/30/98         (2.58)       (2.58)          14.66           14.7        304.1            1.33            (0.74)       134.67
     6/30/97         (1.07)       (1.07)          15.11           11.3        267.8            1.41            (0.73)        87.18
     6/30/96         (0.10)       (0.10)          14.67           28.3        400.0            1.52            (0.75)       105.19
     6/30/95<F4>          -            -          11.52       15.2<F2>         99.3        2.00<F3>        (0.59)<F3>     9.28<F2>


ARTISAN INTERNATIONAL FUND
  INTERNATIONAL SHARES
     12/31/98<F1>  $ (0.24)     $ (0.28)        $ 16.12       1.4%<F2>      $ 507.7       1.42%<F3>       (0.49%)<F3>   40.38%<F2>
     6/30/98         (1.13)       (1.33)          16.25           24.1        414.5            1.45              0.37       109.42
     6/30/97         (0.09)       (0.11)          14.48           20.9        449.2            1.61              1.07       103.66
     6/30/96<F6>          -            -          12.08       20.8<F2>         71.5        2.50<F3>          1.60<F3>    57.00<F2>

  INSTITUTIONAL SHARES
     12/31/98<F1>  $ (0.24)     $ (0.29)        $ 16.13       1.5%<F2>       $107.9       1.23%<F3>       (0.30%)<F3>   40.38%<F2>
     6/30/98         (1.13)       (1.35)          16.26           24.4         82.6            1.25              0.68       109.42


ARTISAN MID CAP FUND
     12/31/98<F1>  $ (1.27)     $ (1.27)        $ 14.36      17.0%<F2>       $ 24.7   2.00%<F3><F7>   (0.71%)<F3><F7>  115.41%<F2>
     6/30/98         (0.79)       (0.79)          13.69           46.1         12.8        2.00<F7>        (0.77)<F7>       235.65
     6/30/97<F8>          -            -          10.00        0.0<F2>          1.8        0.00<F3>          0.00<F3>     0.00<F2>


ARTISAN SMALL CAP VALUE FUND
     12/31/98<F1>  $ (0.54)     $ (0.54)         $ 9.14    (14.5%)<F2>       $ 54.0       1.71%<F3>       (0.37%)<F3>   28.05%<F2>
     6/30/98<F9>          -            -          11.37       13.7<F2>         47.2        1.93<F3>       (0.50) <F3>    52.58<F2>


<F1> Unaudited.
<F2> Not annualized.
<F3> Annualized.
<F4> For the period from commencement of operations (March 28, 1995) through
     June 30, 1995.
<F5> Computed based on average shares outstanding.
<F6> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F7> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.63% and (1.34%) on an annualized basis for the six months ended December 31, 1998 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
<F8> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F9> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Notes to Financial Statements - December 31, 1998 (Unaudited)

1)   ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is an open-end diversified investment company comprised of four series (each a "Fund" and collectively the "Funds"). Artisan Small Cap Fund ("Small Cap Fund"), Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), and Artisan Small Cap Value Fund ("Small Cap Value Fund") commenced operations on March 28, 1995, December 28, 1995, June 27, 1997 and September 29, 1997, respectively.

     Effective July 1, 1997, International Fund began offering a second class of capital shares, International Institutional Shares ("Institutional Shares"). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. International Fund's shares outstanding at July 1, 1997 were designated "International Shares." International Shares are sold to all potential investors. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class. On July 1, 1997, 3,071,672 International Shares (with a net asset value of $44,477,811) were transferred to Institutional Shares.

     The Small Cap Fund, International Fund International Shares, International Fund Institutional Shares, Mid Cap Fund and Small Cap Value Fund each have 5,000,000,000 shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the last sale or bid price is not reflective of the fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Futures Contracts - Each Fund is authorized to enter into futures contracts. There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested and there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and there is a risk that the counterparty to the futures contract will not be able to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

     (f) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds if such information is obtained subsequent to the ex-dividend date. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that certain differences between financial reporting and tax amounts be reclassified to capital stock.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets          Annual Rate
     -----------------------------     -----------
     Less than $500 million               1.000%
     $500 million to $750 million         0.975%
     $750 million to $1 billion           0.950%
     Greater than $1 billion              0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Small Cap Fund, Mid Cap Fund and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to his duties as a director of Artisan Funds.

     A company in which a Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities is defined by the Investment Company Act of 1940 as an affiliated person of the Fund. The International Fund

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

     holds one security, P4 Radio Hele Norge ASA(P4 Radio), which is defined by the Investment Company Act as an affiliated person of the Fund. The International Fund did not execute any transactions or realize any income from P4 Radio during the six months ended December 31, 1998.

(4)  ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption. Prepaid registration expenses are amortized over twelve months.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $30 million. Artisan Funds pays an annual commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 1998.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 1998 were as follows:

     Fund                 Security Purchases    Security Sales
     ----                 ------------------   ---------------
     Small Cap              $ 129,286,955       $ 187,589,601
     International           293,093,535          199,174,916
     Mid Cap                  24,112,260           16,090,923
     Small Cap Value          25,613,858           12,011,332

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(7)  Fund share activities:

     Capital share transactions for the Funds were as follows:

                                                                                             International Fund
                                                                                     ----------------------------------
                                                                                      International       Institutional
Six months ended December 31, 1998                               Small Cap Fund          Shares              Shares
------------------------------------------------------------------------------------------------------------------------

Proceeds from shares issued                                     $ 23,803,504       $ 265,575,121        $ 24,302,379
Net asset value of shares issued in
  reinvestment of distributions                                   17,337,997           7,210,693           1,448,132
Cost of shares redeemed                                         (73,176,297)       (175,397,339)         (4,682,453)
                                                               ---------------------------------------------------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES            $ (32,034,796)       $  97,388,475        $ 21,068,058
                                                               =========================================================

                                                                                        Small Cap
                                                                  Mid Cap Fund         Value Fund
--------------------------------------------------------------------------------------------------
Proceeds from shares issued                                     $ 11,928,629        $ 27,831,341
Net asset value of shares issued in
  reinvestment of distributions                                    1,156,779           2,161,553
Cost of shares redeemed                                          (3,339,754)        (13,732,101)
                                                                 --------------------------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES               $ 9,745,654        $ 16,260,793
                                                                 ================================


                                                                                              International Fund
                                                                                      ----------------------------------
                                                                                      International       Institutional
Transactions in shares of the Fund                               Small Cap Fund          Shares              Shares
------------------------------------------------------------------------------------------------------------------------

Shares sold                                                        2,070,750          17,380,736           1,805,019
Shares issued from reinvestment of distributions                   1,753,078             558,547             112,258
Shares redeemed                                                  (6,552,423)        (11,952,911)           (308,225)
                                                                 -------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                        (2,728,595)           5,986,372           1,609,052
                                                                 =======================================================

                                                                                        Small Cap
                                                                  Mid Cap Fund         Value Fund
--------------------------------------------------------------------------------------------------
Shares sold                                                          948,205           2,952,350
Shares issued from reinvestment of distributions                     105,353             253,109
Shares redeemed                                                    (266,558)         (1,455,813)
                                                                 ---------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                            787,000           1,749,646
                                                                 =================================


ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(7)  Fund share activities (continued):


                                                                                             International Fund
                                                                                      ---------------------------------
                                                                                      International       Institutional
Fiscal year ended June 30, 1998                                  Small Cap Fund          Shares              Shares
-----------------------------------------------------------------------------------------------------------------------
Net asset value of shares transferred                                            $  (44,477,811)        $ 44,477,811
Proceeds from shares issued                                    $  68,878,543         235,471,219          27,045,257
Net asset value of shares issued in
  reinvestment of distributions                                   44,157,727          25,959,795           4,802,555
Cost of shares redeemed                                         (69,996,348)       (287,349,997)         (2,751,533)
                                                               --------------------------------------------------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES             $  43,039,922     $  (70,396,794)        $ 73,574,090
                                                               ========================================================

                                                                                        Small Cap
                                                                  Mid Cap Fund         Value Fund
--------------------------------------------------------------------------------------------------
Proceeds from shares issued                                     $ 10,983,008        $ 54,638,155
Net asset value of shares issued in
  reinvestment of distributions                                      539,701                   -
Cost of shares redeemed                                          (2,585,654)        (11,585,825)
                                                                ---------------------------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES              $  8,937,055        $ 43,052,330
                                                                =================================


                                                                                             International Fund
                                                                                      ---------------------------------
                                                                                      International       Institutional
Transactions in shares of the Fund                               Small Cap Fund          Shares              Shares
-----------------------------------------------------------------------------------------------------------------------
Shares transferred                                                                   (3,071,672)           3,071,672
Shares sold                                                        4,616,498          15,876,987           1,835,634
Shares issued from reinvestment of distributions                   3,125,105           2,075,110             383,897
Shares redeemed                                                  (4,721,885)        (20,392,769)           (207,599)
                                                                  -----------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                          3,019,718         (5,512,344)           5,083,604
                                                                  =====================================================

                                                                                        Small Cap
                                                                  Mid Cap Fund         Value Fund
---------------------------------------------------------------------------------------------------
Shares sold                                                          912,840           5,232,019
Shares issued from reinvestment of distributions                      45,932                   -
Shares redeemed                                                    (206,835)         (1,078,653)
                                                                  ---------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                            751,937           4,153,366
                                                                  =================================


ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(8)  Information for Federal income tax purposes:

                                 Aggregate      Aggregate           Net
                   Federal         Gross          Gross          Unrealized
                  Tax Basis     Unrealized      Unrealized      Appreciation
                   Cost of     Appreciation    Depreciation    (Depreciation)
Fund             Securities   on Investments  on Investments   on Investments
----            -------------  -------------  -------------    -------------
Small Cap       $171,531,041   $ 32,590,750   $  5,467,941      $27,122,809
International    561,355,679    133,776,975     40,915,638       92,861,337
Mid Cap           20,525,028      4,437,804        261,815        4,175,989
Small Cap Value   60,048,585      2,436,204      6,849,185      (4,412,981)


  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and for the International Fund, passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions for the International Fund from November 1, 1997 to June 30, 1998 of $887,524 are recognized for federal income tax purposes in fiscal 1999.



--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS

The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of December 31, 1998; it varies with changes in a Fund's portfolio investments.
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ARTISAN FUNDS

P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

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